FINANCIAL STATEMENTS
Columbus Life Insurance Company Separate Account 1
Year Ended December 31, 2024
With Report of Independent Registered Public
Accounting Firm

Columbus Life Insurance Company
Separate Account 1
Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

The Board of Directors of Columbus Life Insurance Company and
The Contract Owners of Columbus Life Insurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Columbus Life Insurance Company Separate Account 1 (the Separate Account), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 15, 2025
1

Appendix A
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund

Guggenheim Variable Insurance Funds
Non-Affiliated:
Guggenheim VT Multi-Hedge Strategies Fund

2

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Invesco Variable Insurance Funds	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund

Janus Henderson VIT Funds
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio
Janus Henderson Forty Portfolio
Janus Henderson Global Research Portfolio

Lincoln Financial Group
Non-Affiliated:
LVIP JPMorgan Mid Cap Value Fund

Massachusetts Financial Service Variable Insurance Trust (*II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
*MFS Core Equity Fund

Morgan Stanley Variable Insurance Funds
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio

3

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Total Return Portfolio

Putnam Variable Trust
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund
Morgan Stanley Variable Insurance Funds	For the period from January 1, 2024 through December 6, 2024	For the period January 1, 2024 through December 6, 2024 and for the year ended December 31, 2023
Non-Affiliated Class 2:
Morgan Stanley VIF Global Real Estate Portfolio
4

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities
December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$465,300	$(2)	$465,298	$11.87	to	$12.28	38,085
Touchstone VST Bond Fund	8,651,911	(1)	8,651,910	9.79	to	10.29	841,408
Touchstone VST Common Stock Fund	16,330,241	—	16,330,241	20.52	to	21.56	760,363
Non-Affiliated:
Alger Large Cap Growth Fund	93,565	1	93,566			53.06	1,763
Alger Small Cap Growth Fund	30,844	2	30,846			34.03	906
LVIP JPMorgan Mid Cap Value Fund	357	2	359			66.06	6
PIMCO VIT Long-Term U.S. Government Portfolio	43,838	1	43,839			25.85	1,696
PIMCO VIT CommodityRealReturn® Strategy Portfolio	23,352	1	23,353			15.97	1,463
PIMCO VIT Total Return Portfolio	444,760	2	444,762			17.31	25,687
Guggenheim VT Multi-Hedge Strategies Fund	21,682	(1)	21,681			14.59	1,486
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	890,849	2	890,851	10.76	to	14.89	62,581
MFS Growth Fund	16,384	—	16,384			66.91	245
MFS Investors Trust Fund	11,677	—	11,677			46.94	249
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	130,353	1	130,354			81.51	1,599
Janus Henderson Forty Portfolio	580,864	—	580,864			107.36	5,411
Janus Henderson Global Research Portfolio	259,081	(1)	259,080			39.51	6,557
MFS Growth Fund	32,307	(1)	32,306			83.56	387
MFS Mid Cap Growth Fund	2,547	(1)	2,546	28.68	to	42.67	60
MFS New Discovery Fund	6,820	—	6,820	40.95	to	55.83	122
MFS Core Equity Fund	16,572	2	16,574	28.30	to	30.90	536
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	37,646	(1)	37,645	26.68	to	34.47	1,101
Fidelity VIP Balanced Portfolio	996,093	—	996,093	43.28	to	56.36	17,823
Fidelity VIP Contrafund® Portfolio	2,082,981	1	2,082,982	82.32	to	107.56	19,981
Fidelity VIP Equity-Income Portfolio	866,774	1	866,775	38.60	to	50.87	17,516
Fidelity VIP Growth Portfolio	800,265	2	800,267	62.95	to	86.90	9,561
Fidelity VIP Growth & Income Portfolio	821,604	2	821,606	48.21	to	63.75	13,064
Fidelity VIP Mid Cap Portfolio	1,770,729	1	1,770,730	74.81	to	96.43	18,783
Fidelity VIP Freedom 2010 Portfolio	16,088	1	16,089			21.51	748
Fidelity VIP Freedom 2015 Portfolio	1,579	1	1,580			23.03	69
Fidelity VIP Freedom 2020 Portfolio	13,059	—	13,059			24.24	539
Fidelity VIP Freedom 2025 Portfolio	79,272	(1)	79,271			26.45	2,996
Fidelity VIP Freedom 2030 Portfolio	83,036	—	83,036			27.66	3,002
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	219,002	—	219,002			49.77	4,400
Invesco V.I. Government Securities Fund	16,650	1	16,651			17.42	956

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	5

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	$454,225	$—	$454,225	$28.65	to	$34.81	14,034
Putnam VT Sustainable Leaders Fund	63	—	63			102.84	1
Putnam VT Small Cap Value Fund	195,461	(2)	195,459			70.73	2,763
Putnam VT Equity Income Fund	444,833	—	444,833			24.26	18,340
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	106,210	—	106,210			43.31	2,453
Invesco V.I. Discovery Mid Cap Growth Fund	172,608	1	172,609			18.15	9,507
Invesco V.I. Global Strategic Income Fund	483,672	—	483,672			10.29	47,000
Invesco Oppenheimer V.I. International Growth Fund	801,699	—	801,699			13.22	60,655
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	293,995	1	293,996			61.82	4,755
Franklin Income VIP Fund	782,917	(1)	782,916			42.97	18,221
Franklin Mutual Shares VIP Fund	383,845	1	383,846			44.90	8,550
Franklin Large Cap Growth VIP Fund	720,916	—	720,916			78.99	9,126
Franklin U.S. Government Securities VIP Fund	266,644	—	266,644			15.90	16,767
Templeton Foreign VIP Fund	644,117	—	644,117			32.05	20,100
Templeton Growth VIP Fund	168,107	1	168,108			36.64	4,588
Invesco V.I. Comstock Fund	220,591	(1)	220,590			70.05	3,149
Invesco V.I. American Franchise Fund	341,925	—	341,925			97.17	3,519
Invesco V.I. American Value Fund	333,113	—	333,113			42.28	7,878
Morgan Stanley VIF Emerging Markets Equity Portfolio	386,213	2	386,215			52.62	7,340
Morgan Stanley VIF Emerging Markets Debt Portfolio	5,464	(1)	5,463			23.93	228
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	5,623,224	1	5,623,225	49.59	to	74.17	77,358
DWS Small Cap Index VIP Fund	489,781	—	489,781	47.01	to	63.25	7,959

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	6

Columbus Life Assurance Company Separate Account 1
Statement of Operations
Year Ended December 31, 2024

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$8,294	$3,359	$4,935	$(16,713)	$—	$68,121	$51,408	$56,343
Touchstone VST Bond Fund	439,430	13,714	425,716	(17,081)	—	(252,066)	(269,147)	156,569
Touchstone VST Common Stock Fund	69,808	43,684	26,124	353,731	1,122,822	1,372,783	2,849,336	2,875,460
Non-Affiliated:
Alger Large Cap Growth Fund	—	742	(742)	901	—	27,903	28,804	28,062
Alger Small Cap Growth Fund	118	276	(158)	(169)	—	2,415	2,246	2,088
LVIP JPMorgan Mid Cap Value Fund	5	2	3	—	54	(13)	41	44
PIMCO VIT Long-Term U.S. Government Portfolio	1,201	400	801	(2,646)	—	(1,327)	(3,973)	(3,172)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	468	117	351	(213)	—	583	370	721
PIMCO VIT Total Return Portfolio	14,809	971	13,838	(2,788)	—	(3,670)	(6,458)	7,380
Guggenheim VT Multi-Hedge Strategies Fund	1,149	120	1,029	106	—	(2,118)	(2,012)	(983)
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	42,152	4,975	37,177	—	—	—	—	37,177
MFS Growth Fund	—	140	(140)	386	1,186	2,514	4,086	3,946
MFS Investors Trust Fund	80	104	(24)	474	811	652	1,937	1,913
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	777	499	278	606	5,416	10,386	16,408	16,686
Janus Henderson Forty Portfolio	57	2,724	(2,667)	11,118	35,148	87,682	133,948	131,281
Janus Henderson Global Research Portfolio	1,477	641	836	5,222	8,067	34,295	47,584	48,420
MFS Growth Fund	—	132	(132)	839	2,516	4,525	7,880	7,748
MFS Mid Cap Growth Fund	(1)	11	(12)	(28)	182	181	335	323
MFS New Discovery Fund	—	30	(30)	(79)	—	498	419	389
MFS Core Equity Fund	63	59	4	89	698	1,945	2,732	2,736
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	875	181	694	365	252	1,620	2,237	2,931
Fidelity VIP Balanced Portfolio	16,567	3,117	13,450	40,154	32,513	50,212	122,879	136,329
Fidelity VIP Contrafund® Portfolio	662	10,291	(9,629)	111,792	242,064	206,050	559,906	550,277
Fidelity VIP Equity-Income Portfolio	13,773	3,350	10,423	23,330	51,597	27,951	102,878	113,301
Fidelity VIP Growth Portfolio	—	3,724	(3,724)	81,881	174,844	(34,216)	222,509	218,785
Fidelity VIP Growth & Income Portfolio	10,041	2,271	7,770	23,658	54,222	67,460	145,340	153,110
Fidelity VIP Mid Cap Portfolio	6,010	6,813	(803)	39,294	233,445	(5,945)	266,794	265,991
Fidelity VIP Freedom 2010 Portfolio	539	104	435	(158)	14	378	234	669
Fidelity VIP Freedom 2015 Portfolio	100	11	89	(1,312)	293	1,501	482	571
Fidelity VIP Freedom 2020 Portfolio	343	87	256	(245)	359	448	562	818
Fidelity VIP Freedom 2025 Portfolio	1,940	588	1,352	5,402	152	1,539	7,093	8,445
Fidelity VIP Freedom 2030 Portfolio	1,658	488	1,170	1,208	180	3,251	4,639	5,809
Non-Affilitated Series I:
Invesco V.I. American Franchise Fund	—	1,806	(1,806)	1,828	—	56,362	58,190	56,384
Invesco V.I. Government Securities Fund	422	145	277	(246)	—	122	(124)	153
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	9,945	2,486	7,459	6,264	—	(2,290)	3,974	11,433
Putnam VT Sustainable Leaders Fund	1	—	1	1	—	10	11	12
Putnam VT Small Cap Value Fund	1,868	914	954	12,440	9,066	(11,071)	10,435	11,389
Putnam VT Equity Income Fund	5,140	1,636	3,504	18,810	20,917	34,395	74,122	77,626
Non-Affilitated Series II:
Invesco V.I. Core Equity Fund	490	348	142	62	8,488	13,815	22,365	22,507

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	7

Columbus Life Assurance Company Separate Account 1
Statement of Operations (continued)
Year Ended December 31, 2024

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Series II (continued):
Invesco V.I. Discovery Mid Cap Growth Fund	$—	$924	$(924)	$(8,917)	$—	$42,923	$34,006	$33,082
Invesco V.I. Global Strategic Income Fund	13,224	1,765	11,459	(6,882)	—	7,475	593	12,052
Invesco Oppenheimer V.I. International Growth Fund	2,998	3,398	(400)	(5,840)	53,337	(65,472)	(17,975)	(18,375)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	6,657	1,077	5,580	(28,039)	5,667	63,405	41,033	46,613
Franklin Income VIP Fund	40,138	2,020	38,118	749	3,289	9,729	13,767	51,885
Franklin Mutual Shares VIP Fund	7,663	923	6,740	(5,722)	7,970	30,617	32,865	39,605
Franklin Large Cap Growth VIP Fund	—	2,780	(2,780)	(258)	75,962	82,015	157,719	154,939
Franklin U.S. Government Securities VIP Fund	8,678	1,032	7,646	(5,215)	—	1,154	(4,061)	3,585
Templeton Foreign VIP Fund	16,146	2,226	13,920	7,698	—	(30,217)	(22,519)	(8,599)
Templeton Growth VIP Fund	1,596	804	792	(1,244)	546	7,792	7,094	7,886
Invesco V.I. Comstock Fund	3,321	1,174	2,147	1,543	15,573	9,927	27,043	29,190
Invesco V.I. American Franchise Fund	—	854	(854)	5,562	—	93,716	99,278	98,424
Invesco V.I. American Value Fund	2,429	1,131	1,298	(6,452)	7,282	76,688	77,518	78,816
Morgan Stanley VIF Emerging Markets Equity Portfolio	5,377	1,450	3,927	(540)	—	26,252	25,712	29,639
Morgan Stanley VIF Emerging Markets Debt Portfolio	508	33	475	(217)	—	235	18	493
Morgan Stanley VIF Global Real Estate Portfolio	514	131	383	(768)	—	2,196	1,428	1,811
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	65,315	17,871	47,444	173,977	311,153	605,604	1,090,734	1,138,178
DWS Small Cap Index VIP Fund	5,727	2,047	3,680	(7,643)	13,425	40,661	46,443	50,123

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	8

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$4,935	$(16,713)	$68,121	$56,343	$31,488	$(62,292)	$(18,598)	$7,282	$(3,652)	$(45,772)	$10,571	$454,727	$465,298	3,909	(8,036)	(4,127)
Touchstone VST Bond Fund	425,716	(17,081)	(252,066)	156,569	76,203	(64,091)	(65,286)	627,369	(5,484)	568,711	725,280	7,926,630	8,651,910	68,970	(13,459)	55,511
Touchstone VST Common Stock Fund	26,124	1,476,553	1,372,783	2,875,460	167,110	(207,499)	(398,297)	(773,220)	(20,213)	(1,232,119)	1,643,341	14,686,900	16,330,241	3,607	(71,802)	(68,195)
Non-Affiliated:
Alger Large Cap Growth Fund	(742)	901	27,903	28,062	—	(3,171)	(143)	(1)	(151)	(3,466)	24,596	68,970	93,566	—	(77)	(77)
Alger Small Cap Growth Fund	(158)	(169)	2,415	2,088	—	(544)	(4)	—	(68)	(616)	1,472	29,374	30,846	—	(19)	(19)
LVIP JPMorgan Mid Cap Value Fund	3	54	(13)	44	—	(7)	—	—	(1)	(8)	36	323	359	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	801	(2,646)	(1,327)	(3,172)	2,615	(3,806)	(733)	4,416	(322)	2,170	(1,002)	44,841	43,839	247	(167)	80
PIMCO VIT CommodityRealReturn® Strategy Portfolio	351	(213)	583	721	3,561	(761)	—	255	(217)	2,838	3,559	19,794	23,353	225	(53)	172
PIMCO VIT Total Return Portfolio	13,838	(2,788)	(3,670)	7,380	9,420	(12,527)	—	147,043	(647)	143,289	150,669	294,093	444,762	9,196	(925)	8,271
Guggenheim VT Multi-Hedge Strategies Fund	1,029	106	(2,118)	(983)	3,468	(609)	(4,875)	2,157	(154)	(13)	(996)	22,677	21,681	363	(374)	(11)
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	37,177	—	—	37,177	32,151	(71,858)	(6,601)	90,531	(4,267)	39,956	77,133	813,718	890,851	8,379	(5,827)	2,552
MFS Growth Fund	(140)	1,572	2,514	3,946	—	(761)	—	—	(74)	(835)	3,111	13,273	16,384	—	(13)	(13)
MFS Investors Trust Fund	(24)	1,285	652	1,913	—	(827)	—	(1)	(38)	(866)	1,047	10,630	11,677	—	(19)	(19)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	278	6,022	10,386	16,686	3,097	(3,103)	(141)	2,662	(354)	2,161	18,847	111,507	130,354	69	(48)	21
Janus Henderson Forty Portfolio	(2,667)	46,266	87,682	131,281	11,131	(11,222)	(5,254)	(31,935)	(1,607)	(38,887)	92,394	488,470	580,864	68	(487)	(419)
Janus Henderson Global Research Portfolio	836	13,289	34,295	48,420	9,180	(4,944)	(163)	(4,450)	158	(219)	48,201	210,879	259,080	321	(343)	(22)
MFS Growth Fund	(132)	3,355	4,525	7,748	—	(1,044)	(14)	(1)	(75)	(1,134)	6,614	25,692	32,306	—	(16)	(16)
MFS Mid Cap Growth Fund	(12)	154	181	323	—	(62)	(105)	—	(6)	(173)	150	2,396	2,546	1	(7)	(6)
MFS New Discovery Fund	(30)	(79)	498	389	—	(121)	—	(2)	(11)	(134)	255	6,565	6,820	—	(3)	(3)
MFS Core Equity Fund	4	787	1,945	2,736	—	(336)	—	—	(33)	(369)	2,367	14,207	16,574	—	(15)	(15)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	694	617	1,620	2,931	769	(1,570)	—	(2,054)	(111)	(2,966)	(35)	37,680	37,645	48	(142)	(94)
Fidelity VIP Balanced Portfolio	13,450	72,667	50,212	136,329	22,213	(35,725)	(108,554)	5,547	(3,336)	(119,855)	16,474	979,619	996,093	486	(2,928)	(2,442)
Fidelity VIP Contrafund® Portfolio	(9,629)	353,856	206,050	550,277	56,070	(70,437)	(53,941)	(130,135)	(7,946)	(206,389)	343,888	1,739,094	2,082,982	271	(2,499)	(2,228)
Fidelity VIP Equity-Income Portfolio	10,423	74,927	27,951	113,301	23,462	(32,447)	(29,132)	(17,686)	(2,947)	(58,750)	54,551	812,224	866,775	428	(1,761)	(1,333)
Fidelity VIP Growth Portfolio	(3,724)	256,725	(34,216)	218,785	22,903	(32,195)	(161,849)	(93,233)	(3,156)	(267,530)	(48,745)	849,012	800,267	228	(3,731)	(3,503)
Fidelity VIP Growth & Income Portfolio	7,770	77,880	67,460	153,110	11,717	(25,195)	(16,329)	(15,040)	(3,651)	(48,498)	104,612	716,994	821,606	126	(960)	(834)
Fidelity VIP Mid Cap Portfolio	(803)	272,739	(5,945)	265,991	44,234	(60,364)	(106,677)	(40,674)	(5,391)	(168,872)	97,119	1,673,611	1,770,730	411	(2,384)	(1,973)
Fidelity VIP Freedom 2010 Portfolio	435	(144)	378	669	1,641	(1,180)	—	218	(143)	536	1,205	14,884	16,089	85	(65)	20
Fidelity VIP Freedom 2015 Portfolio	89	(1,019)	1,501	571	121	(62)	(9,635)	23	(32)	(9,585)	(9,014)	10,594	1,580	12	(431)	(419)
Fidelity VIP Freedom 2020 Portfolio	256	114	448	818	1,470	(1,375)	—	158	(192)	61	879	12,180	13,059	65	(66)	(1)
Fidelity VIP Freedom 2025 Portfolio	1,352	5,554	1,539	8,445	2,392	(4,012)	(27,204)	(1,868)	(642)	(31,334)	(22,889)	102,160	79,271	93	(1,279)	(1,186)
Fidelity VIP Freedom 2030 Portfolio	1,170	1,388	3,251	5,809	5,617	(2,679)	(18,663)	2,750	(547)	(13,522)	(7,713)	90,749	83,036	274	(853)	(579)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	9

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,806)	$1,828	$56,362	$56,384	$5,921	$(8,714)	$(1,248)	$(4,302)	$(909)	$(9,252)	$47,132	$171,870	$219,002	104	(320)	(216)
Invesco V.I. Government Securities Fund	277	(246)	122	153	2,438	(2,684)	—	1,784	(141)	1,397	1,550	15,101	16,651	243	(161)	82
Non-Affiliated Class 1B:								0
Putnam VT International Equity Fund	7,459	6,264	(2,290)	11,433	18,689	(17,340)	(3,446)	634	(980)	(2,443)	8,990	445,235	454,225	788	(839)	(51)
Putnam VT Sustainable Leaders Fund	1	1	10	12	—	(2)	—	(1)	—	(3)	9	54	63	—	—	—
Putnam VT Small Cap Value Fund	954	21,506	(11,071)	11,389	10,599	(11,167)	(2)	(13,169)	(1,146)	(14,885)	(3,496)	198,955	195,459	170	(394)	(224)
Putnam VT Equity Income Fund	3,504	39,727	34,395	77,626	6,144	(14,597)	(342)	(41,227)	(1,022)	(51,044)	26,582	418,251	444,833	165	(2,369)	(2,204)
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	142	8,550	13,815	22,507	959	(1,878)	—	(7,599)	(103)	(8,621)	13,886	92,324	106,210	18	(236)	(218)
Invesco V.I. Discovery Mid Cap Growth Fund	(924)	(8,917)	42,923	33,082	5,963	(7,677)	(15,471)	(467)	(1,328)	(18,980)	14,102	158,507	172,609	352	(1,664)	(1,312)
Invesco V.I. Global Strategic Income Fund	11,459	(6,882)	7,475	12,052	25,437	(20,200)	(21,632)	10,850	(1,284)	(6,829)	5,223	478,449	483,672	4,319	(5,109)	(790)
Invesco Oppenheimer V.I. International Growth Fund	(400)	47,497	(65,472)	(18,375)	32,618	(32,855)	(28,510)	32,191	(3,136)	308	(18,067)	819,766	801,699	4,372	(4,615)	(243)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	5,580	(22,372)	63,405	46,613	12,490	(8,312)	(7,556)	(10,546)	(538)	(14,462)	32,151	261,845	293,996	259	(501)	(242)
Franklin Income VIP Fund	38,118	4,038	9,729	51,885	21,980	(32,837)	(4,814)	9,298	(1,978)	(8,351)	43,534	739,382	782,916	930	(1,156)	(226)
Franklin Mutual Shares VIP Fund	6,740	2,248	30,617	39,605	18,998	(15,852)	(2,444)	(12,290)	(524)	(12,112)	27,493	356,353	383,846	452	(734)	(282)
Franklin Large Cap Growth VIP Fund	(2,780)	75,704	82,015	154,939	14,719	(21,701)	(4,523)	(31,254)	(3,361)	(46,120)	108,819	612,097	720,916	156	(816)	(660)
Franklin U.S. Government Securities VIP Fund	7,646	(5,215)	1,154	3,585	15,653	(6,295)	(22,245)	11,877	(2,027)	(3,037)	548	266,096	266,644	1,623	(1,818)	(195)
Templeton Foreign VIP Fund	13,920	7,698	(30,217)	(8,599)	38,298	(26,777)	(33,156)	14,368	(1,875)	(9,142)	(17,741)	661,858	644,117	1,756	(2,104)	(348)
Templeton Growth VIP Fund	792	(698)	7,792	7,886	7,734	(5,701)	(2)	(1,200)	(685)	146	8,032	160,076	168,108	331	(347)	(16)
Invesco V.I. Comstock Fund	2,147	17,116	9,927	29,190	7,254	(17,172)	(5,046)	848	(1,140)	(15,256)	13,934	206,656	220,590	150	(390)	(240)
Invesco V.I. American Franchise Fund	(854)	5,562	93,716	98,424	12,384	(14,711)	(26,045)	(14,097)	(328)	(42,797)	55,627	286,298	341,925	152	(598)	(446)
Invesco V.I. American Value Fund	1,298	830	76,688	78,816	8,893	(10,886)	—	(19,114)	(738)	(21,845)	56,971	276,142	333,113	216	(834)	(618)
Morgan Stanley VIF Emerging Markets Equity Portfolio	3,927	(540)	26,252	29,639	19,716	(17,304)	(6,692)	(12,630)	(1,648)	(18,558)	11,081	375,134	386,215	443	(783)	(340)
Morgan Stanley VIF Emerging Markets Debt Portfolio	475	(217)	235	493	489	(236)	(251)	212	(89)	125	618	4,845	5,463	26	(23)	3
Morgan Stanley VIF Global Real Estate Portfolio	383	(768)	2,196	1,811	1,867	(872)	(484)	(27,551)	(315)	(27,355)	(25,544)	25,544	—	127	(1,052)	(925)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	47,444	485,130	605,604	1,138,178	122,942	(130,853)	(289,122)	(35,328)	(13,983)	(346,344)	791,834	4,831,391	5,623,225	1,515	(6,873)	(5,358)
DWS Small Cap Index VIP Fund	3,680	5,782	40,661	50,123	17,433	(14,929)	(14,483)	(21,489)	(2,824)	(36,292)	13,831	475,950	489,781	334	(942)	(608)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	10

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2023

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$2,451	$(31,059)	$98,771	$70,163	$36,322	$(66,760)	$(11,708)	$28,675	$(4,280)	$(17,751)	$52,412	$402,315	$454,727	6,529	(8,541)	(2,012)
Touchstone VST Bond Fund	372,495	(19,956)	63,747	416,286	87,511	(68,169)	(6,265)	(38,740)	(6,587)	(32,250)	384,036	7,542,594	7,926,630	13,345	(17,763)	(4,418)
Touchstone VST Common Stock Fund	47,858	1,023,303	2,022,878	3,094,039	205,021	(267,325)	(253,662)	(65,984)	(21,932)	(403,882)	2,690,157	11,996,743	14,686,900	11,012	(37,098)	(26,086)
Non-Affiliated:
Alger Large Cap Growth Fund	(576)	1,219	16,591	17,234	—	(2,949)	(1,424)	1	(155)	(4,527)	12,707	56,263	68,970	—	(134)	(134)
Alger Small Cap Growth Fund	(305)	(7,772)	11,919	3,842	—	(617)	(8,649)	(58)	(94)	(9,418)	(5,576)	34,950	29,374	—	(346)	(346)
LVIP JPMorgan Mid Cap Value Fund	7	26	(3)	30	—	(7)	—	1	(2)	(8)	22	301	323	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	616	(3,409)	4,346	1,553	2,768	(3,702)	(2,756)	5,048	(355)	1,003	2,556	42,285	44,841	274	(228)	46
PIMCO VIT CommodityRealReturn® Strategy Portfolio	2,747	(204)	(4,148)	(1,605)	3,436	(732)	—	322	(278)	2,748	1,143	18,651	19,794	232	(62)	170
PIMCO VIT Total Return Portfolio	6,964	(2,711)	9,207	13,460	9,207	(8,168)	—	130,687	(1,106)	130,620	144,080	150,013	294,093	8,817	(812)	8,005
Guggenheim VT Multi-Hedge Strategies Fund	440	57	170	667	3,411	(621)	—	687	(181)	3,296	3,963	18,714	22,677	261	(54)	207
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	34,725	—	—	34,725	45,772	(82,972)	(63,689)	50,065	(4,651)	(55,475)	(20,750)	834,468	813,718	6,321	(10,762)	(4,441)
MFS Growth Fund	(138)	2,663	1,584	4,109	—	(686)	(4,131)	—	(75)	(4,892)	(783)	14,056	13,273	—	(110)	(110)
MFS Investors Trust Fund	(17)	904	784	1,671	—	(813)	—	—	(40)	(853)	818	9,812	10,630	—	(24)	(24)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(341)	9,505	7,921	17,085	3,322	(4,548)	(494)	(4,783)	(388)	(6,891)	10,194	101,313	111,507	63	(173)	(110)
Janus Henderson Forty Portfolio	(1,769)	912	141,060	140,203	11,345	(10,628)	(5,188)	(11,515)	(1,546)	(17,532)	122,671	365,799	488,470	165	(432)	(267)
Janus Henderson Global Research Portfolio	740	7,004	35,739	43,483	9,225	(4,961)	(1,307)	(967)	(552)	1,438	44,921	165,958	210,879	293	(262)	31
MFS Growth Fund	(108)	2,645	4,277	6,814	—	(1,039)	—	—	(80)	(1,119)	5,695	19,997	25,692	—	(22)	(22)
MFS Mid Cap Growth Fund	(10)	2	422	414	—	(87)	—	(2)	(7)	(96)	318	2,078	2,396	—	(4)	(4)
MFS New Discovery Fund	(29)	(116)	946	801	—	(134)	—	(1)	(11)	(146)	655	5,910	6,565	—	(4)	(4)
MFS Core Equity Fund	(11)	657	1,972	2,618	—	(291)	—	—	(33)	(324)	2,294	11,913	14,207	—	(16)	(16)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	614	426	3,055	4,095	1,054	(1,552)	—	(150)	(118)	(766)	3,329	34,351	37,680	56	(90)	(34)
Fidelity VIP Balanced Portfolio	11,110	43,057	117,629	171,796	24,219	(48,205)	(2,237)	(1,081)	(3,607)	(30,911)	140,885	838,734	979,619	373	(1,132)	(759)
Fidelity VIP Contrafund® Portfolio	(4,278)	107,013	340,137	442,872	68,853	(76,932)	(12,532)	(101,031)	(8,214)	(129,856)	313,016	1,426,078	1,739,094	446	(2,404)	(1,958)
Fidelity VIP Equity-Income Portfolio	10,501	34,645	29,005	74,151	28,809	(33,028)	(3,643)	(29,486)	(3,070)	(40,418)	33,733	778,491	812,224	726	(1,754)	(1,028)
Fidelity VIP Growth Portfolio	(3,254)	59,380	178,604	234,730	22,356	(33,660)	(4,178)	(54,428)	(3,452)	(73,362)	161,368	687,644	849,012	735	(2,011)	(1,276)
Fidelity VIP Growth & Income Portfolio	7,986	38,530	65,308	111,824	20,622	(34,637)	(799)	(17,491)	(3,751)	(36,056)	75,768	641,226	716,994	330	(1,130)	(800)
Fidelity VIP Mid Cap Portfolio	(47)	45,356	164,521	209,830	56,968	(77,360)	(4,185)	63,423	(5,615)	33,231	243,061	1,430,550	1,673,611	1,539	(1,135)	404
Fidelity VIP Freedom 2010 Portfolio	437	778	(84)	1,131	1,641	(1,085)	—	91	(143)	504	1,635	13,249	14,884	86	(64)	22
Fidelity VIP Freedom 2015 Portfolio	343	113	581	1,037	815	(45)	—	(483)	(27)	260	1,297	9,297	10,594	42	(28)	14
Fidelity VIP Freedom 2020 Portfolio	317	(1,241)	2,860	1,936	2,502	(1,926)	(10,710)	11	(278)	(10,401)	(8,465)	20,645	12,180	121	(608)	(487)
Fidelity VIP Freedom 2025 Portfolio	1,960	462	9,136	11,558	2,223	(3,639)	(7)	134	(754)	(2,043)	9,515	92,645	102,160	98	(213)	(115)
Fidelity VIP Freedom 2030 Portfolio	1,420	(13)	9,510	10,917	5,515	(3,688)	(1,245)	1,003	(598)	987	11,904	78,845	90,749	242	(222)	20

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	11

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2023

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,432)	$2,179	$50,730	$51,477	$6,612	$(7,786)	$(11,113)	$(2,028)	$(889)	$(15,204)	$36,273	$135,597	$171,870	184	(654)	(470)
Invesco V.I. Government Securities Fund	179	(305)	649	523	872	(2,441)	—	1,832	(144)	119	642	14,459	15,101	155	(148)	7
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	(2,134)	1,704	71,383	70,953	20,756	(18,992)	(10,131)	(27,887)	(1,160)	(37,414)	33,539	411,696	445,235	676	(1,944)	(1,268)
Putnam VT Sustainable Leaders Fund	—	3	9	12	—	(2)	—	—	—	(2)	10	44	54	—	—	—
Putnam VT Small Cap Value Fund	(564)	26,980	12,341	38,757	11,784	(14,884)	(10,585)	(38,223)	(1,074)	(52,982)	(14,225)	213,180	198,955	256	(1,230)	(974)
Putnam VT Equity Income Fund	7,811	33,812	18,443	60,066	6,547	(15,372)	—	(78,139)	(1,067)	(88,031)	(27,965)	446,216	418,251	241	(5,049)	(4,808)
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	111	1,411	15,263	16,785	6,943	(1,720)	—	(663)	(98)	4,462	21,247	71,077	92,324	223	(83)	140
Invesco V.I. Discovery Mid Cap Growth Fund	(804)	(7,040)	25,012	17,168	5,692	(7,575)	—	1,433	(1,096)	(1,546)	15,622	142,885	158,507	712	(899)	(187)
Invesco V.I. Global Strategic Income Fund	(1,833)	(26,648)	69,240	40,759	32,558	(26,389)	(83,978)	(27,258)	(1,421)	(106,488)	(65,729)	544,178	478,449	3,371	(14,610)	(11,239)
Invesco Oppenheimer V.I. International Growth Fund	(922)	(22,109)	168,079	145,048	41,994	(41,486)	(3,191)	(71,076)	(3,317)	(77,076)	67,972	751,794	819,766	2,681	(9,156)	(6,475)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	4,236	(6,712)	22,901	20,425	14,254	(13,175)	(108)	4,179	(1,276)	3,874	24,299	237,546	261,845	317	(261)	56
Franklin Income VIP Fund	34,200	41,729	(19,385)	56,544	35,823	(39,233)	(5,952)	12,100	(2,088)	650	57,194	682,188	739,382	1,193	(1,234)	(41)
Franklin Mutual Shares VIP Fund	5,498	20,920	15,565	41,983	20,929	(22,095)	(5,941)	(5,385)	(556)	(13,048)	28,935	327,418	356,353	619	(994)	(375)
Franklin Large Cap Growth VIP Fund	(2,282)	(7,786)	194,047	183,979	16,857	(21,120)	(12,110)	(43,147)	(3,386)	(62,906)	121,073	491,024	612,097	233	(1,472)	(1,239)
Franklin U.S. Government Securities VIP Fund	5,780	(15,700)	21,026	11,106	18,942	(6,980)	(31,614)	(34,527)	(2,569)	(56,748)	(45,642)	311,738	266,096	1,249	(5,046)	(3,797)
Templeton Foreign VIP Fund	17,540	329	95,989	113,858	40,625	(33,789)	(8,634)	(20,022)	(2,151)	(23,971)	89,887	571,971	661,858	1,461	(2,351)	(890)
Templeton Growth VIP Fund	4,088	(7,498)	31,885	28,475	9,356	(10,626)	(7,071)	(7,233)	(1,054)	(16,628)	11,847	148,229	160,076	283	(838)	(555)
Invesco V.I. Comstock Fund	1,960	24,066	(4,310)	21,716	7,368	(16,089)	(7,164)	5,124	(1,425)	(12,186)	9,530	197,126	206,656	267	(501)	(234)
Invesco V.I. American Franchise Fund	(706)	2,370	82,249	83,913	12,511	(13,180)	(17)	(4,987)	(386)	(6,059)	77,854	208,444	286,298	193	(286)	(93)
Invesco V.I. American Value Fund	(12)	48,072	(11,411)	36,649	9,395	(10,323)	—	(15,095)	(758)	(16,781)	19,868	256,274	276,142	408	(1,002)	(594)
Morgan Stanley VIF Emerging Markets Equity Portfolio	4,201	1,462	30,301	35,964	18,430	(15,297)	(12,466)	63,402	(1,747)	52,322	88,286	286,848	375,134	1,722	(617)	1,105
Morgan Stanley VIF Emerging Markets Debt Portfolio	323	(126)	267	464	504	(224)	—	268	(112)	436	900	3,945	4,845	33	(13)	20
Morgan Stanley VIF Global Real Estate Portfolio	230	(1,416)	3,238	2,052	5,668	(853)	—	(40)	(402)	4,373	6,425	19,119	25,544	275	(115)	160
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	44,538	336,024	635,418	1,015,980	165,681	(156,512)	(302,351)	9,847	(15,158)	(298,493)	717,487	4,113,904	4,831,391	2,814	(8,749)	(5,935)
DWS Small Cap Index VIP Fund	2,990	5,970	58,224	67,184	18,308	(15,026)	(7,954)	4,264	(3,190)	(3,598)	63,586	412,364	475,950	531	(616)	(85)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	12

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements
December 31, 2024
1. Organization and Nature of Operations
Columbus Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.
The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 56 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.
Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

The Alger Portfolios	Fidelity Variable Insurance Products (continued)
Non-Affiliated:	Non-Affiliated Service Class 2 (continued):
Alger Large Cap Growth Fund	Fidelity VIP Growth Portfolio
Alger Small Cap Growth Fund	Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
DWS Investments VIT Funds	Fidelity VIP Freedom 2010 Portfolio
Non-Affiliated Class A:	Fidelity VIP Freedom 2015 Portfolio
DWS Equity 500 Index VIP Fund	Fidelity VIP Freedom 2020 Portfolio
DWS Small Cap Index VIP Fund	Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 2:
Fidelity VIP Government Money Market	Franklin Growth and Income VIP Fund
Non-Affiliated Service Class 2:	Franklin Income VIP Fund
Fidelity VIP Asset Manager Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Balanced Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin U.S. Government Securities VIP Fund
Fidelity VIP Equity-Income Portfolio	Templeton Foreign VIP Fund
Templeton Growth VIP Fund

13

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Guggenheim Variable Insurance Funds	Morgan Stanley Variable Insurance Funds
Non-Affiliated:	Non-Affiliated Class 2:
Guggenheim VT Multi-Hedge Strategies Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco Variable Insurance Funds
Non-Affiliated Series I:	Pimco Variable Insurance Trust
Invesco V.I. American Franchise Fund	Non-Affiliated:
Invesco V.I. Government Securities Fund	PIMCO VIT Long-Term U.S. Government Portfolio
Non-Affiliated Series II:	PIMCO VIT CommodityRealReturn® Strategy Portfolio
Invesco V.I. Core Equity Fund	PIMCO VIT Total Return Portfolio
Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Global Strategic Income Fund	Putnam Variable Trust
Invesco Oppenheimer V.I. International Growth Fund	Non-Affiliated Class 1B:
Non-Affiliated Class 2:	Putnam VT International Equity Fund
Invesco V.I. American Franchise Fund	Putnam VT Sustainable Leaders Fund
Invesco V.I. American Value Fund	Putnam VT Small Cap Value Fund
Invesco V.I. Comstock Fund	Putnam VT Equity Income Fund

Janus Henderson VIT Funds	Touchstone Variable Series Trust
Non-Affiliated Service Class:	Affiliated Service Class:
Janus Henderson Enterprise Portfolio	Touchstone VST Balanced Fund
Janus Henderson Forty Portfolio	Touchstone VST Bond Fund
Janus Henderson Global Research Portfolio	Touchstone VST Common Stock Fund

Lincoln Financial Group
Non-Affiliated:
LVIP JPMorgan Mid Cap Value Fund

Massachusetts Financial Service Variable Insurance Trust(^II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
^MFS Core Equity Fund

14

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2024 except for the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 12/6/2024	Morgan Stanley VIF Global Real Estate Portfolio Class II

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the years ended December 31, 2024 and December 31, 2023 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 12/6/2024	Morgan Stanley VIF Global Real Estate Portfolio Class II
2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).
Investments
Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2024. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.
Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.
Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.
The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

15

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.
Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

16

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
Segment Reporting
In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.

17

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the year ended December 31, 2024 and the cost of shares held at December 31, 2024, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$53,457	$(94,294)	$445,684
Touchstone VST Bond Fund	1,131,989	(137,561)	9,966,403
Touchstone VST Common Stock Fund	1,263,557	(1,346,728)	12,403,006
Non-Affiliated:
Alger Large Cap Growth Fund	15	(4,224)	69,975
Alger Small Cap Growth Fund	121	(897)	40,280
LVIP JPMorgan Mid Cap Value Fund	59	(11)	377
PIMCO VIT Long-Term U.S. Government Portfolio	7,826	(4,856)	60,783
PIMCO VIT CommodityRealReturn® Strategy Portfolio	4,034	(845)	26,913
PIMCO VIT Total Return Portfolio	173,008	(15,882)	470,083
Guggenheim VT Multi-Hedge Strategies Fund	6,618	(5,601)	23,177
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	159,600	(82,468)	890,849
MFS Growth Fund	1,186	(977)	13,647
MFS Investors Trust Fund	891	(970)	8,935
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	11,598	(3,744)	115,501
Janus Henderson Forty Portfolio	41,681	(48,086)	446,752
Janus Henderson Global Research Portfolio	21,271	(12,585)	195,691
MFS Growth Fund	2,516	(1,265)	22,732
MFS Mid Cap Growth Fund	182	(185)	2,909
MFS New Discovery Fund	—	(162)	9,319
MFS Core Equity Fund	761	(429)	12,745
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	2,707	(4,724)	34,894
Fidelity VIP Balanced Portfolio	75,055	(148,944)	806,281
Fidelity VIP Contrafund® Portfolio	269,035	(242,992)	1,520,574
Fidelity VIP Equity-Income Portfolio	85,679	(82,410)	776,422
Fidelity VIP Growth Portfolio	192,048	(288,458)	733,953
Fidelity VIP Growth & Income Portfolio	71,428	(57,934)	594,830
Fidelity VIP Mid Cap Portfolio	275,244	(211,475)	1,677,576
Fidelity VIP Freedom 2010 Portfolio	2,372	(1,388)	17,535
Fidelity VIP Freedom 2015 Portfolio	668	(9,871)	1,548
Fidelity VIP Freedom 2020 Portfolio	2,241	(1,566)	13,372
Fidelity VIP Freedom 2025 Portfolio	4,525	(34,357)	74,221
Fidelity VIP Freedom 2030 Portfolio	9,335	(21,505)	76,714

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	18
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$4,743	$(15,801)	$170,298
Invesco V.I. Government Securities Fund	4,610	(2,936)	17,991
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	35,087	(30,070)	389,525
Putnam VT Sustainable Leaders Fund	1	(2)	43
Putnam VT Small Cap Value Fund	22,745	(27,610)	154,873
Putnam VT Equity Income Fund	29,856	(56,479)	363,686
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	9,677	(9,668)	96,175
Invesco V.I. Discovery Mid Cap Growth Fund	5,785	(25,691)	172,768
Invesco V.I. Global Strategic Income Fund	56,396	(51,768)	521,984
Invesco Oppenheimer V.I. International Growth Fund	116,666	(63,421)	917,484
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	27,153	(30,368)	303,498
Franklin Income VIP Fund	81,809	(48,753)	801,140
Franklin Mutual Shares VIP Fund	34,453	(31,855)	381,917
Franklin Large Cap Growth VIP Fund	87,068	(60,007)	659,364
Franklin U.S. Government Securities VIP Fund	33,980	(29,373)	298,492
Templeton Foreign VIP Fund	73,651	(68,872)	615,081
Templeton Growth VIP Fund	14,378	(12,895)	138,529
Invesco V.I. Comstock Fund	28,729	(26,266)	185,669
Invesco V.I. American Franchise Fund	11,255	(54,906)	264,390
Invesco V.I. American Value Fund	17,659	(30,925)	306,295
Morgan Stanley VIF Emerging Markets Equity Portfolio	27,671	(42,304)	385,316
Morgan Stanley VIF Emerging Markets Debt Portfolio	1,123	(521)	6,161
Morgan Stanley VIF Global Real Estate Portfolio	4,313	(31,244)	—
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	477,101	(464,848)	4,008,724
DWS Small Cap Index VIP Fund	37,806	(56,993)	479,569

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	19
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions
The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.
The Company also deducts from the contract owner’s account value a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the contract owner's account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.
The Company also deducts from the contract owner’s account value an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from the contract owner’s account value on each monthly anniversary day.
The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from the contract owner’s account value on each monthly anniversary day.

20

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)
The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2024, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.
A surrender charge is deducted from the contract owner's account value by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.
There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the contract owner's account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.
There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the contract owner's account value.
Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.
21

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.
** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.
*** Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

22

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2024					For the Period Ended December 31, 2024
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	38	$11.87	to	$12.28	$465	1.77%	0.00%	to	0.90%	12.59%	to	13.62%
Touchstone VST Bond Fund	841	9.79	to	10.29	8,652	5.12%	0.00%	to	0.90%	1.03%	to	1.96%
Touchstone VST Common Stock Fund	760	20.52	to	21.56	16,330	0.45%	0.00%	to	0.90%	20.17%	to	21.26%
The Alger Portfolios
Alger Large Cap Growth Fund	2			53.06	94	—%			0.90%			41.59%
Alger Small Cap Growth Fund	1			34.03	31	0.39%			0.90%			7.15%
Lincoln Financial Group
LVIP JPMorgan Mid Cap Value Fund	*-			66.06	*-	1.45%			0.00%			14.29%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	2			25.85	44	2.73%			0.90%			(6.86)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1			15.97	23	2.27%			0.00%			4.16%
PIMCO VIT Total Return Portfolio	26			17.31	445	4.05%			0.00%			2.53%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	1			14.59	22	4.98%			0.00%			(3.66)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	63	10.76	to	14.89	891	4.98%	0.00%	to	0.90%	4.15%	to	5.10%
Fidelity VIP Asset Manager Portfolio	1	26.68	to	34.47	38	2.26%	0.00%	to	0.90%	7.26%	to	8.23%
Fidelity VIP Balanced Portfolio	18	43.28	to	56.36	996	1.69%	0.00%	to	0.90%	14.58%	to	15.63%
Fidelity VIP Contrafund® Portfolio	20	82.32	to	107.56	2,083	0.03%	0.00%	to	0.90%	32.24%	to	33.45%
Fidelity VIP Equity-Income Portfolio	18	38.60	to	50.87	867	1.62%	0.00%	to	0.90%	14.02%	to	15.06%
Fidelity VIP Growth Portfolio	10	62.95	to	86.90	800	—%	0.00%	to	0.90%	28.90%	to	30.07%
Fidelity VIP Growth & Income Portfolio	13	48.21	to	63.75	822	1.26%	0.00%	to	0.90%	20.86%	to	21.96%
Fidelity VIP Mid Cap Portfolio	19	74.81	to	96.43	1,771	0.34%	0.00%	to	0.90%	16.12%	to	17.18%
Fidelity VIP Freedom 2010 Portfolio	1			21.51	16	3.44%			0.00%			5.15%
Fidelity VIP Freedom 2015 Portfolio	*-			23.03	2	1.39%			0.00%			6.21%
Fidelity VIP Freedom 2020 Portfolio	1			24.24	13	2.66%			0.00%			7.40%
Fidelity VIP Freedom 2025 Portfolio	3			26.45	79	1.96%			0.00%			8.28%
Fidelity VIP Freedom 2030 Portfolio	3			27.66	83	2.09%			0.00%			9.14%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	*-			66.91	16	—%			0.90%			30.28%
MFS Investors Trust Fund	*-			46.94	12	0.70%			0.90%			18.44%
^MFS Core Equity Fund	1	28.30	to	30.90	17	0.40%	0.00%	to	0.90%	18.79%	to	19.87%
MFS Growth Fund - Service Class	*-			83.56	32	—%			0.00%			31.15%
MFS Mid Cap Growth Fund	*-	28.68	to	42.67	3	(0.04)%	0.00%	to	0.90%	13.41%	to	14.44%
MFS New Discovery Fund	*-	40.95	to	55.83	7	—%	0.00%	to	0.90%	5.47%	to	6.44%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	2			81.51	130	0.63%			0.00%			15.32%
Janus Henderson Forty Portfolio	5			107.36	581	0.01%			0.00%			28.14%
Janus Henderson Global Research Portfolio	7			39.51	259	0.61%			0.00%			23.27%

-*Less than 500.
(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	23
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2024					For the Period Ended December 31, 2024
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	1			$17.42	$17	2.64%			0.90%			0.80%
Invesco V.I. American Franchise Fund - Series I	4			49.77	219	—%			0.90%			33.67%
Invesco V.I. Core Equity Fund	2			43.31	106	0.48%			0.00%			25.29%
Invesco V.I. Comstock Fund	3			70.05	221	1.50%			0.00%			14.87%
Invesco V.I. American Franchise Fund - Class II	4			97.17	342	—%			0.00%			34.56%
Invesco V.I. American Value Fund	8			42.28	333	0.79%			0.00%			30.10%
Invesco V.I. Discovery Mid Cap Growth Fund	10			18.15	173	—%			0.00%			23.92%
Invesco V.I. Global Strategic Income Fund	47			10.29	484	2.70%			0.00%			2.79%
Invesco Oppenheimer V.I. International Growth Fund	61			13.22	802	0.36%			0.00%			(1.81)%
Putnam Variable Trust
Putnam VT International Equity Fund	14	28.65	to	34.81	454	2.14%	0.00%	to	0.90%	2.04%	to	2.97%
Putnam VT Sustainable Leaders Fund	*-			102.84	*-	1.65%			0.00%			23.02%
Putnam VT Small Cap Value Fund	3			70.73	195	0.95%			0.00%			6.20%
Putnam VT Equity Income Fund	18			24.26	445	1.13%			0.00%			19.14%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	5			61.82	294	2.29%			0.00%			17.99%
Franklin Income VIP Fund	18			42.97	783	5.19%			0.00%			7.20%
Franklin Mutual Shares VIP Fund	9			44.90	384	2.00%			0.00%			11.27%
Franklin Large Cap Growth VIP Fund	9			78.99	721	—%			0.00%			26.30%
Franklin U.S. Government Securities VIP Fund	17			15.90	267	3.17%			0.00%			1.37%
Templeton Foreign VIP Fund	20			32.05	644	2.40%			0.00%			(1.00)%
Templeton Growth VIP Fund	5			36.64	168	0.95%			0.00%			5.40%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	7			52.62	386	1.34%			0.00%			7.72%
Morgan Stanley VIF Emerging Markets Debt Portfolio	*-			23.93	5	10.09%			0.00%			11.28%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	77	49.59	to	74.17	5,623	1.22%	0.00%	to	0.90%	23.50%	to	24.63%
DWS Small Cap Index VIP Fund	8	47.01	to	63.25	490	1.19%	0.00%	to	0.90%	10.15%	to	11.15%

-*Less than 500.
(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	24
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2023					For the Period Ended December 31, 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	42	$10.55	to	$10.81	$455	1.30%	0.00%	to	0.90%	17.51%	to	18.57%
Touchstone VST Bond Fund	786	9.69	to	10.09	7,927	5.05%	0.00%	to	0.90%	4.75%	to	5.70%
Touchstone VST Common Stock Fund	829	17.07	to	17.78	14,687	0.65%	0.00%	to	0.90%	25.22%	to	26.35%
The Alger Portfolios
Alger Large Cap Growth Fund	2			37.48	69	—%			0.90%			31.48%
Alger Small Cap Growth Fund	1			31.76	29	—%			0.90%			15.45%
Lincoln Financial Group
LVIP JPMorgan Mid Cap Value Fund	*-			57.80	*-	2.98%			0.00%			10.91%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	2			27.75	45	2.38%			0.90%			3.05%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1			15.33	20	16.01%			0.00%			(7.85)%
PIMCO VIT Total Return Portfolio	17			16.89	294	3.59%			0.00%			5.93%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	1			15.15	23	2.82%			0.00%			4.37%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	60	10.33	to	14.16	814	4.78%	0.00%	to	0.90%	3.95%	to	4.89%
Fidelity VIP Asset Manager Portfolio	1	24.87	to	31.84	38	2.21%	0.00%	to	0.90%	11.64%	to	12.65%
Fidelity VIP Balanced Portfolio	20	37.77	to	48.75	980	1.55%	0.00%	to	0.90%	20.15%	to	21.23%
Fidelity VIP Contrafund® Portfolio	22	62.25	to	80.60	1,739	0.26%	0.00%	to	0.90%	31.92%	to	33.12%
Fidelity VIP Equity-Income Portfolio	19	33.85	to	44.21	812	1.77%	0.00%	to	0.90%	9.39%	to	10.38%
Fidelity VIP Growth Portfolio	13	48.84	to	66.81	849	—%	0.00%	to	0.90%	34.67%	to	35.89%
Fidelity VIP Growth & Income Portfolio	14	39.89	to	52.27	717	1.49%	0.00%	to	0.90%	17.30%	to	18.37%
Fidelity VIP Mid Cap Portfolio	21	64.43	to	82.29	1,674	0.40%	0.00%	to	0.90%	13.77%	to	14.80%
Fidelity VIP Freedom 2010 Portfolio	1			20.46	15	3.78%			0.00%			9.08%
Fidelity VIP Freedom 2015 Portfolio	*-			21.69	11	3.43%			0.00%			10.64%
Fidelity VIP Freedom 2020 Portfolio	1			22.56	12	2.19%			0.00%			12.22%
Fidelity VIP Freedom 2025 Portfolio	4			24.43	102	2.62%			0.00%			13.32%
Fidelity VIP Freedom 2030 Portfolio	4			25.34	91	2.26%			0.00%			14.46%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	*-			51.36	13	—%			0.90%			34.65%
MFS Investors Trust Fund	*-			39.63	11	0.73%			0.90%			17.91%
^MFS Core Equity Fund	1	23.82	to	25.78	14	0.33%	0.00%	to	0.90%	21.69%	to	22.79%
MFS Growth Fund - Service Class	*-			63.72	26	—%			0.00%			35.51%
MFS Mid Cap Growth Fund	*-	25.29	to	37.29	2	—%	0.00%	to	0.90%	19.89%	to	20.97%
MFS New Discovery Fund	*-	38.83	to	52.46	7	—%	0.00%	to	0.90%	13.23%	to	14.25%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	2			70.68	112	0.09%			0.00%			17.78%
Janus Henderson Forty Portfolio	6			83.78	488	0.13%			0.00%			39.65%
Janus Henderson Global Research Portfolio	7			32.05	211	0.79%			0.00%			26.47%

25
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2023					For the Period Ended December 31, 2023
Subaccount	Units (000s)	Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	1			$17.28	$15	2.10%			0.90%			3.68%
Invesco V.I. American Franchise Fund - Series I	5			37.23	172	—%			0.90%			39.66%
Invesco V.I. Core Equity Fund	3			34.57	92	0.50%			0.00%			23.09%
Invesco V.I. Comstock Fund	3			60.98	207	1.56%			0.00%			12.09%
Invesco V.I. American Franchise Fund - Class II	4			72.21	286	—%			0.00%			40.60%
Invesco V.I. American Value Fund	8			32.50	276	0.38%			0.00%			15.29%
Invesco V.I. Discovery Mid Cap Growth Fund	11			14.65	159	—%			0.00%			12.85%
Invesco V.I. Global Strategic Income Fund	48			10.01	478	—%			0.00%			8.60%
Invesco Oppenheimer V.I. International Growth Fund	61			13.46	820	0.30%			0.00%			20.64%
Putnam Variable Trust
Putnam VT International Equity Fund	14	28.08	to	33.80	445	0.04%	0.00%	to	0.90%	17.44%	to	18.51%
Putnam VT Sustainable Leaders Fund	*-			83.60	*-	—%			0.00%			26.11%
Putnam VT Small Cap Value Fund	3			66.61	199	0.16%			0.00%			23.75%
Putnam VT Equity Income Fund	21			20.36	418	2.21%			0.00%			15.67%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	5			52.40	262	2.21%			0.00%			8.98%
Franklin Income VIP Fund	18			40.08	739	5.13%			0.00%			8.62%
Franklin Mutual Shares VIP Fund	9			40.35	356	1.90%			0.00%			13.46%
Franklin Large Cap Growth VIP Fund	10			62.55	612	—%			0.00%			40.44%
Franklin U.S. Government Securities VIP Fund	17			15.69	266	2.57%			0.00%			4.47%
Templeton Foreign VIP Fund	20			32.37	662	3.18%			0.00%			20.76%
Templeton Growth VIP Fund	5			34.77	160	3.21%			0.00%			21.01%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	8			48.85	375	1.67%			0.00%			11.96%
Morgan Stanley VIF Emerging Markets Debt Portfolio	*-			21.51	5	8.44%			0.00%			11.69%
Morgan Stanley VIF Global Real Estate Portfolio	1			27.60	26	1.87%			0.00%			10.47%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	83	40.16	to	59.52	4,831	1.37%	0.00%	to	0.90%	24.87%	to	26.00%
DWS Small Cap Index VIP Fund	9	42.68	to	56.91	476	1.13%	0.00%	to	0.90%	15.71%	to	16.76%

26
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$10.78	to	$10.85	44	$8.98	to	$9.12	$402	0.47%	0.00%	to	0.90%	(16.70)%	to	(15.95)%
Touchstone VST Bond Fund	10.84	to	11.09	790	9.25	to	9.55	7,543	1.85%	0.00%	to	0.90%	(14.67)%	to	(13.90)%
Touchstone VST Common Stock Fund	16.74	to	17.11	855	13.64	to	14.07	11,997	0.23%	0.00%	to	0.90%	(18.52)%	to	(17.79)%
The Alger Portfolios
Alger Large Cap Growth Fund			46.89	2			28.50	56	—%			0.90%			(39.21)%
Alger Small Cap Growth Fund			44.78	1			27.51	35	—%			0.90%			(38.57)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			56.74	*-			52.11	*-	0.96%			0.00%			(8.16)%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			38.21	2			26.93	42	2.04%			0.90%			(29.51)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			15.32	1			16.64	19	20.85%			0.00%			8.61%
PIMCO VIT Total Return Portfolio			18.60	9			15.94	150	2.60%			0.00%			(14.30)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			15.02	1			14.51	19	1.16%			0.00%			(3.40)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.89	to	13.31	64	9.94	to	13.50	834	1.41%	0.00%	to	0.90%	0.53%	to	1.44%
Fidelity VIP Asset Manager Portfolio	26.49	to	33.31	1	22.28	to	28.27	34	1.86%	0.00%	to	0.90%	(15.91)%	to	(15.15)%
Fidelity VIP Balanced Portfolio	38.77	to	49.15	21	31.44	to	40.21	839	1.06%	0.00%	to	0.90%	(18.92)%	to	(18.19)%
Fidelity VIP Contrafund® Portfolio	64.77	to	82.37	24	47.19	to	60.55	1,426	0.26%	0.00%	to	0.90%	(27.15)%	to	(26.49)%
Fidelity VIP Equity-Income Portfolio	32.96	to	42.27	20	30.95	to	40.05	778	1.60%	0.00%	to	0.90%	(6.10)%	to	(5.25)%
Fidelity VIP Growth Portfolio	48.56	to	65.24	14	36.27	to	49.16	688	0.34%	0.00%	to	0.90%	(25.32)%	to	(24.64)%
Fidelity VIP Growth & Income Portfolio	36.19	to	46.57	15	34.01	to	44.16	641	1.32%	0.00%	to	0.90%	(6.02)%	to	(5.17)%
Fidelity VIP Mid Cap Portfolio	67.20	to	84.30	20	56.63	to	71.68	1,431	0.26%	0.00%	to	0.90%	(15.73)%	to	(14.97)%
Fidelity VIP Freedom 2010 Portfolio			21.72	1			18.75	13	1.94%			0.00%			(13.66)%
Fidelity VIP Freedom 2015 Portfolio			23.00	*-			19.60	9	1.91%			0.00%			(14.79)%
Fidelity VIP Freedom 2020 Portfolio			23.93	1			20.11	21	1.86%			0.00%			(15.97)%
Fidelity VIP Freedom 2025 Portfolio			25.86	4			21.56	93	1.82%			0.00%			(16.64)%
Fidelity VIP Freedom 2030 Portfolio			26.71	4			22.14	79	1.72%			0.00%			(17.09)%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			56.30	*-			38.14	14	—%			0.90%			(32.25)%
MFS Investors Trust Fund			40.61	*-			33.61	10	0.67%			0.90%			(17.24)%
^MFS Core Equity Fund	23.94	to	25.44	1	19.58	to	20.99	12	0.07%	0.00%	to	0.90%	(18.23)%	to	(17.48)%
MFS Growth Fund - Service Class			68.95	*-			47.02	20	—%			0.00%			(31.80)%
MFS Mid Cap Growth Fund	29.90	to	43.29	*-	21.10	to	30.82	2	—%	0.00%	to	0.90%	(29.43)%	to	(28.79)%
MFS New Discovery Fund	49.43	to	65.59	*-	34.29	to	45.91	6	—%	0.00%	to	0.90%	(30.62)%	to	(29.99)%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			71.57	2			60.01	101	0.07%			0.00%			(16.15)%
Janus Henderson Forty Portfolio			90.53	6			59.99	366	0.04%			0.00%			(33.73)%
Janus Henderson Global Research Portfolio			31.53	7			25.35	166	0.91%			0.00%			(19.61)%

27
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.75	1			$16.67	$14	1.97%			0.90%			(11.10)%
Invesco V.I. American Franchise Fund - Series I			39.05	5			26.66	136	—%			0.90%			(31.73)%
Invesco V.I. Core Equity Fund			35.44	3			28.08	71	0.64%			0.00%			(20.75)%
Invesco V.I. Comstock Fund			53.95	4			54.40	197	1.35%			0.00%			0.85%
Invesco V.I. American Franchise Fund - Class II			74.75	4			51.36	208	—%			0.00%			(31.30)%
Invesco V.I. American Value Fund			29.02	9			28.19	256	0.50%			0.00%			(2.86)%
Invesco V.I. Discovery Mid Cap Growth Fund			18.85	11			12.98	143	—%			0.00%			(31.13)%
Invesco V.I. Global Strategic Income Fund			10.44	59			9.22	544	—%			0.00%			(11.71)%
Invesco Oppenheimer V.I. International Growth Fund			15.32	67			11.16	752	—%			0.00%			(27.16)%
Putnam Variable Trust
Putnam VT International Equity Fund	28.31	to	33.47	15	23.91	to	28.53	412	1.34%	0.00%	to	0.90%	(15.53)%	to	(14.77)%
Putnam VT Sustainable Leaders Fund			85.99	*-			66.29	*-	2.09%			0.00%			(22.91)%
Putnam VT Small Cap Value Fund			61.85	4			53.82	213	0.16%			0.00%			(12.98)%
Putnam VT Equity Income Fund			18.17	25			17.60	446	0.97%			0.00%			(3.13)%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			51.59	5			48.08	238	3.03%			0.00%			(6.81)%
Franklin Income VIP Fund			39.04	18			36.90	682	4.87%			0.00%			(5.47)%
Franklin Mutual Shares VIP Fund			38.42	9			35.56	327	1.84%			0.00%			(7.43)%
Franklin Large Cap Growth VIP Fund			70.18	11			44.54	491	—%			0.00%			(36.54)%
Franklin U.S. Government Securities VIP Fund			16.64	21			15.02	312	2.35%			0.00%			(9.75)%
Templeton Foreign VIP Fund			29.01	21			26.80	572	3.11%			0.00%			(7.61)%
Templeton Growth VIP Fund			32.46	5			28.73	148	0.16%			0.00%			(11.50)%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			58.27	7			43.63	287	0.36%			0.00%			(25.13)%
Morgan Stanley VIF Emerging Markets Debt Portfolio			23.72	*-			19.26	4	7.49%			0.00%			(18.81)%
Morgan Stanley VIF Global Real Estate Portfolio			33.86	1			24.99	19	4.23%			0.00%			(26.20)%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	39.74	to	57.84	89	32.16	to	47.23	4,114	1.24%	0.00%	to	0.90%	(19.07)%	to	(18.34)%
DWS Small Cap Index VIP Fund	46.90	to	61.41	9	36.89	to	48.74	412	0.93%	0.00%	to	0.90%	(21.35)%	to	(20.64)%

28
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund (April 17, 2021)	$10.00	to	$10.00	47	$10.78	to	$10.85	$512	0.32%	0.00%	to	0.90%	7.75%	to	8.45%
Touchstone VST Bond Fund	11.09	to	11.23	712	10.84	to	11.09	7,897	2.29%	0.00%	to	0.90%	(2.19)%	to	(1.30)%
Touchstone VST Common Stock Fund	13.24	to	13.42	937	16.74	to	17.11	16,017	0.40%	0.00%	to	0.90%	26.42%	to	27.57%
The Alger Portfolios
Alger Large Cap Growth Fund			42.30	2			46.89	99	—%			0.90%			10.84%
Alger Small Cap Growth Fund			48.10	1			44.78	58	—%			0.90%			(6.91)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.69	*-			56.74	*-	1.25%			0.00%			29.88%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			40.49	2			38.21	59	1.56%			0.90%			(5.64)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.49	1			15.32	17	4.38%			0.00%			33.34%
PIMCO VIT Total Return Portfolio			18.84	10			18.60	190	1.83%			0.00%			(1.27)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			13.90	1			15.02	20	—%			0.00%			8.10%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.97	to	13.31	69	9.89	to	13.31	877	0.01%	0.00%	to	0.90%	(0.89)%	to	0.01%
Fidelity VIP Asset Manager Portfolio	24.37	to	30.37	1	26.49	to	33.31	43	1.43%	0.00%	to	0.90%	8.69%	to	9.68%
Fidelity VIP Balanced Portfolio	33.16	to	41.65	22	38.77	to	49.15	1,079	0.73%	0.00%	to	0.90%	16.93%	to	17.99%
Fidelity VIP Contrafund® Portfolio	51.26	to	64.60	25	64.77	to	82.37	2,040	0.03%	0.00%	to	0.90%	26.36%	to	27.51%
Fidelity VIP Equity-Income Portfolio	26.69	to	33.92	23	32.96	to	42.27	933	1.65%	0.00%	to	0.90%	23.48%	to	24.60%
Fidelity VIP Growth Portfolio	39.87	to	53.08	12	48.56	to	65.24	760	—%	0.00%	to	0.90%	21.80%	to	22.90%
Fidelity VIP Growth & Income Portfolio	29.06	to	37.07	18	36.19	to	46.57	831	2.22%	0.00%	to	0.90%	24.51%	to	25.64%
Fidelity VIP Mid Cap Portfolio	54.12	to	67.27	22	67.20	to	84.30	1,829	0.36%	0.00%	to	0.90%	24.18%	to	25.31%
Fidelity VIP Freedom 2010 Portfolio			20.57	1			21.72	15	0.81%			0.00%			5.60%
Fidelity VIP Freedom 2015 Portfolio			21.42	1			23.00	12	0.49%			0.00%			7.39%
Fidelity VIP Freedom 2020 Portfolio			21.90	1			23.93	24	0.66%			0.00%			9.26%
Fidelity VIP Freedom 2025 Portfolio			23.39	4			25.86	115	0.79%			0.00%			10.55%
Fidelity VIP Freedom 2030 Portfolio			23.83	4			26.71	94	0.82%			0.00%			12.07%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			45.99	*-			56.30	25	—%			0.90%			22.42%
MFS Investors Trust Fund			32.32	*-			40.61	13	0.63%			0.90%			25.67%
^MFS Core Equity Fund	19.32	to	20.34	1	23.94	to	25.44	18	0.27%	0.00%	to	0.90%	23.93%	to	25.05%
MFS Growth Fund - Service Class			55.95	*-			68.95	31	—%			0.00%			23.24%
MFS Mid Cap Growth Fund	26.49	to	38.01	*-	29.90	to	43.29	3	—%	0.00%	to	0.90%	12.85%	to	13.88%
MFS New Discovery Fund	49.11	to	64.57	*-	49.43	to	65.59	9	—%	0.00%	to	0.90%	0.66%	to	1.57%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			61.41	1			71.57	88	0.24%			0.00%			16.54%
Janus Henderson Forty Portfolio			73.84	8			90.53	715	—%			0.00%			22.60%
Janus Henderson Global Research Portfolio			26.76	6			31.53	200	0.37%			0.00%			17.80%

29
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$19.36	1			$18.75	$17	2.48%			0.90%			(3.15)%
Invesco V.I. American Franchise Fund - Series I			35.21	5			39.05	200	—%			0.90%			10.92%
Invesco V.I. Core Equity Fund			27.82	2			35.44	86	0.42%			0.00%			27.38%
Invesco V.I. Comstock Fund			40.55	4			53.95	213	1.60%			0.00%			33.04%
Invesco V.I. American Franchise Fund - Class II			66.96	4			74.75	301	—%			0.00%			11.65%
Invesco V.I. American Value Fund			22.74	9			29.02	261	0.33%			0.00%			27.62%
Invesco V.I. Discovery Mid Cap Growth Fund			15.87	11			18.85	207	—%			0.00%			18.79%
Invesco V.I. Global Strategic Income Fund			10.83	59			10.44	619	4.40%			0.00%			(3.56)%
Invesco Oppenheimer V.I. International Growth Fund			13.91	69			15.32	1,053	—%			0.00%			10.12%
Putnam Variable Trust
Putnam VT International Equity Fund	26.25	to	30.76	10	28.31	to	33.47	309	1.14%	0.00%	to	0.90%	7.84%	to	8.82%
Putnam VT Sustainable Leaders Fund			69.61	*-			85.99	*-	—%			0.00%			23.53%
Putnam VT Small Cap Value Fund			44.21	4			61.85	260	0.76%			0.00%			39.90%
Putnam VT Equity Income Fund			14.27	11			18.17	202	1.21%			0.00%			27.30%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			41.19	5			51.59	266	2.47%			0.00%			25.24%
Franklin Income VIP Fund			33.43	19			39.04	759	4.67%			0.00%			16.75%
Franklin Mutual Shares VIP Fund			32.24	9			38.42	363	2.88%			0.00%			19.17%
Franklin Large Cap Growth VIP Fund			60.88	13			70.18	929	—%			0.00%			15.28%
Franklin U.S. Government Securities VIP Fund			16.95	21			16.64	348	2.47%			0.00%			(1.83)%
Templeton Foreign VIP Fund			27.85	24			29.01	693	1.82%			0.00%			4.16%
Templeton Growth VIP Fund			30.96	5			32.46	177	1.08%			0.00%			4.87%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			56.60	6			58.27	351	0.78%			0.00%			2.95%
Morgan Stanley VIF Emerging Markets Debt Portfolio			24.19	*-			23.72	4	4.85%			0.00%			(1.96)%
Morgan Stanley VIF Global Real Estate Portfolio			27.34	1			33.86	25	2.35%			0.00%			23.83%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	31.23	to	45.05	92	39.74	to	57.84	5,239	1.51%	0.00%	to	0.90%	27.24%	to	28.40%
DWS Small Cap Index VIP Fund	41.33	to	53.63	9	46.90	to	61.41	547	0.88%	0.00%	to	0.90%	13.47%	to	14.50%

30
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$18.05	to	$20.04	11	$19.87	to	$22.26	$244	2.13%	0.00%	to	0.90%	10.07%	to	11.07%
Touchstone VST Aggressive ETF Fund			21.37	7			23.90	165	1.92%			0.00%			11.84%
Touchstone VST Conservative ETF Fund			17.83	1			19.59	20	2.79%			0.00%			9.90%
Touchstone VST Bond Fund	10.20	to	10.25	736	11.09	to	11.23	8,264	1.74%	0.00%	to	0.90%	8.64%	to	9.62%
Touchstone VST Common Stock Fund	10.82	to	10.86	1,063	13.24	to	13.42	14,245	0.63%	0.00%	to	0.90%	22.38%	to	23.48%
The Alger Portfolios
Alger Large Cap Growth Fund			25.56	2			42.30	94	0.18%			0.90%			65.53%
Alger Small Cap Growth Fund			29.04	1			48.10	65	1.10%			0.90%			65.65%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.52	*-			43.69	*-	1.68%			0.00%			0.37%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			34.81	1			40.49	56	1.69%			0.90%			16.34%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.33	1			11.49	13	6.30%			0.00%			1.35%
PIMCO VIT Total Return Portfolio			17.34	9			18.84	176	2.12%			0.00%			8.65%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			$12.94	1			$13.90	$18	1.33%			0.00%			7.39%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	10.03	to	13.27	67	9.97	to	13.31	848	0.32%	0.00%	to	0.90%	(0.58)%	to	0.32%
Fidelity VIP Asset Manager Portfolio	21.47	to	26.52	1	24.37	to	30.37	40	0.62%	0.00%	to	0.90%	13.51%	to	14.54%
Fidelity VIP Balanced Portfolio	27.40	to	34.11	23	33.16	to	41.65	956	1.27%	0.00%	to	0.90%	21.03%	to	22.13%
Fidelity VIP Contrafund® Portfolio	39.72	to	49.60	28	51.26	to	64.60	1,772	0.08%	0.00%	to	0.90%	29.06%	to	30.23%
Fidelity VIP Equity-Income Portfolio	25.30	to	31.87	26	26.69	to	33.92	850	1.66%	0.00%	to	0.90%	5.48%	to	6.44%
Fidelity VIP Growth Portfolio	28.03	to	36.98	13	39.87	to	53.08	671	0.04%	0.00%	to	0.90%	42.26%	to	43.55%
Fidelity VIP Growth & Income Portfolio	27.26	to	34.45	19	29.06	to	37.07	697	1.97%	0.00%	to	0.90%	6.63%	to	7.59%
Fidelity VIP Mid Cap Portfolio	46.33	to	57.08	24	54.12	to	67.27	1,561	0.40%	0.00%	to	0.90%	16.81%	to	17.87%
Fidelity VIP Freedom 2010 Portfolio			18.33	1			20.57	14	1.12%			0.00%			12.24%
Fidelity VIP Freedom 2015 Portfolio			18.86	1			21.42	22	1.08%			0.00%			13.56%
Fidelity VIP Freedom 2020 Portfolio			19.09	2			21.90	38	0.91%			0.00%			14.72%
Fidelity VIP Freedom 2025 Portfolio			20.22	5			23.39	121	0.79%			0.00%			15.68%
Fidelity VIP Freedom 2030 Portfolio			20.43	4			23.83	94	1.04%			0.00%			16.64%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			35.20	*-			45.99	22	—%			0.90%			30.67%
MFS Investors Trust Fund			28.64	*-			32.32	11	0.64%			0.90%			12.85%
^MFS Core Equity Fund	16.47	to	17.18	1	19.32	to	20.34	14	0.50%	0.00%	to	0.90%	17.32%	to	18.39%
MFS Growth Fund - Service Class			42.53	*-			55.95	27	—%			0.00%			31.54%
MFS Mid Cap Growth Fund	19.64	to	27.93	*-	26.49	to	38.01	9	—%	0.00%	to	0.90%	34.90%	to	36.12%
MFS New Discovery Fund	34.04	to	44.35	*-	49.11	to	64.57	11	—%	0.00%	to	0.90%	44.28%	to	45.58%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			51.53	1			61.41	76	0.05%			0.00%			19.18%
Janus Henderson Forty Portfolio			53.11	9			73.84	643	0.64%			0.00%			39.03%
Janus Henderson Global Research Portfolio			22.35	6			26.76	174	0.65%			0.00%			19.76%

31
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.38	1			$19.36	$17	2.52%			0.90%			5.32%
Invesco V.I. Value Opportunities Fund			27.99	7			29.48	202	0.09%			0.00%			5.33%
Invesco V.I. American Franchise Fund - Series I			24.96	6			35.21	194	0.07%			0.90%			41.08%
Invesco V.I. Core Equity Fund			24.50	3			27.82	81	1.09%			0.00%			13.57%
Invesco V.I. Comstock Fund			40.99	5			40.55	187	2.23%			0.00%			(1.09)%
Invesco V.I. American Franchise Fund - Class II			47.15	4			66.96	284	—%			0.00%			42.00%
Invesco V.I. American Value Fund			22.55	1			22.74	18	0.72%			0.00%			0.86%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund			11.31	12			15.87	193	—%			0.00%			40.24%
Invesco Oppenheimer V.I. Global Strategic Income Fund			10.51	56			10.83	609	5.53%			0.00%			2.99%
Invesco Oppenheimer V.I. International Growth Fund			11.49	69			13.91	956	0.65%			0.00%			21.04%
Putnam Variable Trust
Putnam VT International Equity Fund	23.63	to	27.44	10	26.25	to	30.76	286	1.59%	0.00%	to	0.90%	11.09%	to	12.10%
Putnam VT Sustainable Leaders Fund			54.07	*-			69.61	*-	—%			0.00%			28.74%
Putnam VT Small Cap Value Fund			42.53	6			44.21	247	1.04%			0.00%			3.96%
Putnam VT Equity Income Fund			13.49	11			14.27	164	1.70%			0.00%			5.80%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			39.04	5			41.19	223	4.14%			0.00%			5.52%
Franklin Income VIP Fund			33.20	20			33.43	652	5.76%			0.00%			0.69%
Franklin Mutual Shares VIP Fund			33.95	11			32.24	344	2.89%			0.00%			(5.04)%
Franklin Large Cap Growth VIP Fund			42.09	14			60.88	850	—%			0.00%			44.63%
Franklin U.S. Government Securities VIP Fund			16.32	19			16.95	315	3.41%			0.00%			3.83%
Templeton Foreign VIP Fund			28.18	26			27.85	715	3.38%			0.00%			(1.16)%
Templeton Growth VIP Fund			29.26	5			30.96	165	3.04%			0.00%			5.80%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			49.49	6			56.60	333	1.34%			0.00%			14.36%
Morgan Stanley VIF Emerging Markets Debt Portfolio			22.92	*-			24.19	4	4.35%			0.00%			5.53%
Morgan Stanley VIF Global Real Estate Portfolio			32.11	1			27.34	18	4.08%			0.00%			(14.85)%
DWS Investments VIT Funds
DWS Bond VIP Fund			16.82	1			18.35	22	2.68%			0.00%			9.07%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	26.68	to	38.15	106	31.23	to	45.05	4,692	1.68%	0.00%	to	0.90%	17.03%	to	18.10%
DWS Small Cap Index VIP Fund	34.92	to	44.91	11	41.33	to	53.63	554	1.11%	0.00%	to	0.90%	18.36%	to	19.43%

32
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$15.31	to	$16.85	13	$18.05	to	$20.04	$249	2.02%	0.00%	to	0.90%	17.90%	to	18.96%
Touchstone VST Aggressive ETF Fund			17.46	6			21.37	136	1.81%			0.00%			22.38%
Touchstone VST Conservative ETF Fund			15.44	1			17.83	17	2.87%			0.00%			15.47%
Touchstone VST Bond Fund (July 12, 2019)	10.00	to	10.00	701	10.20	to	10.25	7,180	1.30%	0.00%	to	0.90%	2.05%	to	2.48%
Touchstone VST Common Stock Fund (July 12, 2019)	10.00	to	10.00	1,153	10.82	to	10.86	12,520	0.55%	0.00%	to	0.90%	8.18%	to	8.64%
The Alger Portfolios
Alger Large Cap Growth Fund			20.24	2			25.56	61	—%			0.90%			26.29%
Alger Small Cap Growth Fund			22.65	1			29.04	41	—%			0.90%			28.18%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			34.34	*-			43.52	*-	1.51%			0.00%			26.76%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			30.99	1			34.81	50	2.06%			0.90%			12.31%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			10.17	1			11.33	9	4.43%			0.00%			11.43%
PIMCO VIT Total Return Portfolio			16.00	10			17.34	169	3.01%			0.00%			8.36%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			12.32	1			12.94	15	2.37%			0.00%			5.01%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.92	to	13.00	68	10.03	to	13.27	856	2.01%	0.00%	to	0.90%	1.11%	to	2.02%
Fidelity VIP Asset Manager Portfolio	18.36	to	22.47	5	21.47	to	26.52	121	1.53%	0.00%	to	0.90%	16.96%	to	18.01%
Fidelity VIP Balanced Portfolio	22.27	to	27.48	24	27.40	to	34.11	829	1.88%	0.00%	to	0.90%	23.01%	to	24.11%
Fidelity VIP Contrafund® Portfolio	30.53	to	37.78	30	39.72	to	49.60	1,474	0.22%	0.00%	to	0.90%	30.10%	to	31.27%
Fidelity VIP Equity-Income Portfolio	20.08	to	25.07	27	25.30	to	31.87	844	1.82%	0.00%	to	0.90%	25.97%	to	27.11%
Fidelity VIP Growth Portfolio	21.11	to	27.60	14	28.03	to	36.98	521	0.05%	0.00%	to	0.90%	32.78%	to	33.98%
Fidelity VIP Growth & Income Portfolio	21.21	to	26.57	19	27.26	to	34.45	661	3.38%	0.00%	to	0.90%	28.52%	to	29.68%
Fidelity VIP Mid Cap Portfolio	37.95	to	46.34	26	46.33	to	57.08	1,458	0.65%	0.00%	to	0.90%	22.07%	to	23.17%
Fidelity VIP Freedom 2010 Portfolio			15.83	1			18.33	12	1.99%			0.00%			15.75%
Fidelity VIP Freedom 2015 Portfolio			15.99	1			18.86	18	1.89%			0.00%			17.97%
Fidelity VIP Freedom 2020 Portfolio			15.92	2			19.09	40	1.89%			0.00%			19.88%
Fidelity VIP Freedom 2025 Portfolio			16.64	8			20.22	167	1.81%			0.00%			21.51%
Fidelity VIP Freedom 2030 Portfolio			16.46	4			20.43	77	1.71%			0.00%			24.11%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			25.71	1			35.20	25	—%			0.90%			36.92%
MFS Investors Trust Fund			21.96	*-			28.64	10	0.69%			0.90%			30.41%
^MFS Core Equity Fund	12.50	to	12.93	1	16.47	to	17.18	13	0.56%	0.00%	to	0.90%	31.69%	to	32.87%
MFS Growth Fund - Service Class			30.87	1			42.53	22	—%			0.00%			37.78%
MFS Mid Cap Growth Fund	14.33	to	20.19	*-	19.64	to	27.93	8	—%	0.00%	to	0.90%	37.05%	to	38.28%
MFS New Discovery Fund	24.31	to	31.39	*-	34.04	to	44.35	8	—%	0.00%	to	0.90%	40.01%	to	41.27%

* - Less than 500.	33

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			$38.12	1			$51.53	$66	0.05%			0.00%			35.16%
Janus Henderson Forty Portfolio			38.81	10			53.11	544	0.02%			0.00%			36.85%
Janus Henderson Global Research Portfolio			17.36	6			22.35	144	0.89%			0.00%			28.71%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			17.49	1			18.38	15	2.51%			0.90%			5.13%
Invesco V.I. Value Opportunities Fund			21.51	7			27.99	193	—%			0.00%			30.12%
Invesco V.I. American Franchise Fund - Series I			18.41	6			24.96	159	—%			0.90%			35.54%
Invesco V.I. Core Equity Fund			19.04	3			24.50	74	0.17%			0.00%			28.67%
Invesco V.I. Comstock Fund			32.81	5			40.99	185	1.74%			0.00%			24.94%
Invesco V.I. American Franchise Fund - Class II			34.56	5			47.15	218	—%			0.00%			36.43%
Invesco V.I. American Value Fund			18.08	1			22.55	14	0.43%			0.00%			24.71%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (May 23, 2019)			10.00	12			11.31	133	—%			0.00%			13.15%
Invesco Oppenheimer V.I. Global Strategic Income Fund (May 23, 2019)			10.00	56			10.51	588	3.32%			0.00%			5.13%
Invesco Oppenheimer V.I. International Growth Fund (May 23, 2019)			10.00	71			11.49	820	0.69%			0.00%			14.94%
Putnam Variable Trust
Putnam VT International Equity Fund	19.05	to	21.92	10	23.63	to	27.44	246	1.31%	0.00%	to	0.90%	24.04%	to	25.15%
Putnam VT Sustainable Leaders Fund			39.65	*-			54.07	*-	—%			0.00%			36.36%
Putnam VT Small Cap Value Fund			34.23	5			42.53	227	0.69%			0.00%			24.24%
Putnam VT Equity Income Fund			10.34	12			13.49	161	2.10%			0.00%			30.40%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			31.07	8			39.04	302	2.27%			0.00%			25.66%
Franklin Income VIP Fund			28.61	20			33.20	649	4.18%			0.00%			16.06%
Franklin Mutual Shares VIP Fund			27.70	10			33.95	355	1.84%			0.00%			22.57%
Franklin Large Cap Growth VIP Fund			31.28	15			42.09	625	—%			0.00%			34.58%
Franklin U.S. Government Securities VIP Fund			15.51	19			16.32	309	2.88%			0.00%			5.23%
Templeton Foreign VIP Fund			25.04	26			28.18	725	1.73%			0.00%			12.53%
Templeton Growth VIP Fund			25.41	6			29.26	164	2.65%			0.00%			15.15%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			41.41	6			49.49	293	1.00%			0.00%			19.51%
Morgan Stanley VIF Emerging Markets Debt Portfolio			20.08	*-			22.92	3	4.95%			0.00%			14.17%
Morgan Stanley VIF Global Real Estate Portfolio			27.20	1			32.11	16	2.45%			0.00%			18.06%
DWS Investments VIT Funds
DWS Bond VIP Fund			15.21	1			16.82	23	3.07%			0.00%			10.62%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	20.52	to	29.08	116	26.68	to	38.15	4,350	1.93%	0.00%	to	0.90%	30.02%	to	31.19%
DWS Small Cap Index VIP Fund	28.14	to	35.86	10	34.92	to	44.91	461	1.04%	0.00%	to	0.90%	24.11%	to	25.22%

* - Less than 500.	34

STATUTORY-BASIS FINANCIAL STATEMENTS

Columbus Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors
The Board of Directors
Columbus Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Columbus Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 15, 2025
3

Columbus Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,191,373	$3,227,935
Preferred and common stocks	236,668	161,653
Mortgage loans	443,193	470,567
Policy loans	103,622	91,206
Cash, cash equivalents and short-term investments	83,476	35,200
Receivable for securities	381	735
Derivatives	89,676	90,942
Securities lending reinvested collateral assets	—	11,411
Other invested assets	337,236	345,923
Total cash and invested assets	4,485,625	4,435,572

Investment income due and accrued	41,683	40,528
Premiums deferred and uncollected	11,720	11,575
Current federal income taxes recoverable from parent	3,280	4,539
Other admitted assets	8,548	10,087
Separate account assets	75,030	81,354
Total admitted assets	$4,625,886	$4,583,655

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$3,369,003	$3,337,341
Accident and health reserves	333	369
Liability for deposit-type contracts	337,261	331,273
Policy and contract claims	31,061	39,586
Dividends payable to policyholders	8,102	9,348
Premiums received in advance	210	173
Total policy and contract liabilities	3,745,970	3,718,090

General expense due and accrued	26	209
Transfer to (from) separate accounts due and accrued, net	(1,009)	(2,056)
Asset valuation reserve	86,640	74,552
Interest maintenance reserve	301	7,778
Other liabilities	126,588	162,774
Derivatives	44,569	49,884
Payable for securities lending	122,858	81,478
Separate account liabilities	75,030	81,354
Total liabilities	4,200,973	4,174,063

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	506,779	506,779
Accumulated surplus	(91,866)	(107,187)
Total capital and surplus	424,913	409,592
Total liabilities and capital and surplus	$4,625,886	$4,583,655

See accompanying notes.
4

Columbus Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$266,706	$264,129	$294,104
Net investment income	186,075	188,658	178,608
Considerations for supplementary contracts with life contingencies	952	681	1,542
Amortization of the interest maintenance reserve	74	852	1,669
Fees from management of separate accounts	1,311	1,491	1,454
Other revenues	621	970	648
Total premiums and other revenues	455,739	456,781	478,025

Benefits paid or provided:
Death benefits	127,891	133,151	161,833
Annuity benefits	25,420	29,794	29,212
Disability and accident and health benefits	709	813	780
Surrender benefits	197,832	216,536	119,655
Payments on supplementary contracts with life contingencies	1,559	1,206	2,013
Other benefits	163	390	598
Increase (decrease) in policy reserves and other policyholders’ funds	46,919	(55,872)	46,057
Total benefits paid or provided	400,493	326,018	360,148

Insurance expenses and other deductions:
Commissions	47,561	50,554	63,521
General expenses	61,012	59,562	55,596
Net transfers to (from) separate accounts	(12,154)	(10,989)	(6,056)
Other deductions	9,198	8,571	(1,255)
Total insurance expenses and other deductions	105,617	107,698	111,806

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	(50,371)	23,065	6,071

Dividends to policyholders	7,450	9,628	10,036
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(57,821)	13,437	(3,965)
Federal income tax expense (benefit), excluding tax on capital gains	(19,185)	(9,042)	(14,295)
Gain (loss) from operations before net realized capital gains (losses)	(38,636)	22,479	10,330
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	27,095	(7,140)	(10,743)
Net income (loss)	$(11,541)	$15,339	$(413)

See accompanying notes.
5

Columbus Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)
Balance, January 1, 2022	$10,000	$456,779	$(94,338)	$372,441
Net income (loss)	—	—	(413)	(413)
Change in net deferred income tax	—	—	(16,149)	(16,149)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(16,149))	—	—	(60,752)	(60,752)
Net change in nonadmitted assets and related items	—	—	(370)	(370)
Change in asset valuation reserve	—	—	24,947	24,947
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2022	10,000	506,779	(147,075)	369,704
Net income (loss)	—	—	15,339	15,339
Change in net deferred income tax	—	—	12,323	12,323
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $12,323)	—	—	46,357	46,357
Net change in nonadmitted assets and related items	—	—	125	125
Change in asset valuation reserve	—	—	(34,256)	(34,256)
Balance, December 31, 2023	10,000	506,779	(107,187)	409,592
Net income (loss)	—	—	(11,541)	(11,541)
Change in net deferred income tax	—	—	8,395	8,395
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $8,395)	—	—	31,580	31,580
Net change in nonadmitted assets and related items	—	—	(1,025)	(1,025)
Change in asset valuation reserve	—	—	(12,088)	(12,088)
Balance, December 31, 2024	$10,000	$506,779	$(91,866)	$424,913

See accompanying notes.

6

Columbus Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$266,922	$265,391	$294,832
Net investment income received	207,022	206,873	192,943
Benefits paid	(376,960)	(401,636)	(324,642)
Net transfers (to) from separate accounts	13,201	9,557	11,620
Commissions and expense paid	(113,318)	(115,720)	(122,751)
Dividends paid to policyholders	(8,696)	(10,097)	(10,334)
Federal income taxes recovered (paid)	22,151	11,121	9,253
Other, net	1,885	2,947	2,077
Net cash from (for) operations	12,207	(31,564)	52,998
Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	495,693	377,053	453,288
Preferred and common stocks	23,775	10,012	5,103
Mortgage loans	27,375	34,004	66,181
Other invested assets	56,776	—	—
Net gains (losses) on cash, cash equivalents and short-term investments	—	9	4
Miscellaneous proceeds	14,443	139	7,847
Net proceeds from investments sold, matured or repaid	618,062	421,217	532,423

Cost of investments acquired:
Debt securities	(513,226)	(366,571)	(499,120)
Preferred and common stocks	(35,556)	(10,791)	(7,996)
Mortgage loans	—	—	(62,677)
Other invested assets	(92,325)	(47,191)	(31,593)
Miscellaneous applications	(1,328)	(41,735)	(52,650)
Total cost of investments acquired	(642,435)	(466,288)	(654,036)

Net change in policy and other loans	(12,416)	(12,652)	(7,129)
Net cash from (for) investments	(36,789)	(57,723)	(128,742)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—	—	50,000
Net deposits on deposit-type contract funds and other insurance liabilities	5,988	(20,148)	10,143
Other cash provided (applied)	66,870	75,732	16,895
Net cash from (for) financing and miscellaneous sources	72,858	55,584	77,038

Net change in cash, cash equivalents and short-term investments	48,276	(33,703)	1,294
Cash, cash equivalents and short-term investments:
Beginning of year	35,200	68,903	67,609
End of year	$83,476	$35,200	$68,903
See accompanying notes.
7

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2024, approximately 47.0% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Minnesota, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to
9

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
10

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
11

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $681.4 million and $666.1 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2024 and 2023, the Company owned $15.5 million and $15.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the
12

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

13

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2024	2023
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	0.5%	0.5%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	6.4	6.7
1980 Commissioners Standard Ordinary, 4% - 6%	18.9	20.1
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	33.9	33.8
2017 Commissioners Standard Ordinary, 3-1/2%	23.2	19.7
Annuities:
Various, 2-1/2% - 7-1/2%	15.9	18.5
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.6	0.6
Other, 3% - 3-1/2%	0.6	0.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2024 and 2023, reserves of $53.4 million and $60.2 million, respectively, were recorded on in-force amounts of $2,448.7 million and $2,667.6 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
14

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024 and 2023. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned $120.0 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation. At December 31, 2023, the Company had loaned $79.3 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an
15

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $124.9 million and $69.5 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $11.4 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral is $124.9 million and $80.9 million, respectively.
The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	44,429	44,429
31 to 60 days	6,989	6,988
61 to 90 days	4,158	4,159
91 to 120 days	810	811
121 to 180 days	10,738	10,743
181 to 365 days	14,450	14,459
1 to 2 years	18,359	18,381
2 to 3 years	—	—
Greater than 3 years	24,973	24,972
Total collateral	$124,906	$124,942
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $122.9 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are
16

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
There were no significant accounting changes in 2024, 2023, or 2022.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.

17

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,467	$14	$(198)	$12,283
Debt securities issued by states of the U.S. and political subdivisions of the states	19,254	54	(1,692)	17,616
Non-U.S. government securities	80,644	24	(13,936)	66,732
Corporate securities	2,558,041	42,705	(199,658)	2,401,088
Commercial mortgage-backed securities	243,414	1,340	(8,513)	236,241
Residential mortgage-backed securities	113,969	1,983	(6,502)	109,450
Asset-backed securities	163,584	728	(5,151)	159,161
Total	$3,191,373	$46,848	$(235,650)	$3,002,571

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,574	$75	$(253)	$18,396
Debt securities issued by states of the U.S. and political subdivisions of the states	13,790	165	(1,674)	12,281
Non-U.S. government securities	98,045	602	(14,303)	84,344
Corporate securities	2,491,080	68,849	(174,879)	2,385,050
Commercial mortgage-backed securities	283,690	1,018	(16,432)	268,276
Residential mortgage-backed securities	120,789	1,973	(7,429)	115,333
Asset-backed securities	201,967	1,262	(6,817)	196,412
Total	$3,227,935	$73,944	$(221,787)	$3,080,092
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $184.0 million and $223.5 million, respectively, and an aggregate fair value of $170.9 million and $200.0 million, respectively. As of December 31, 2024 and 2023, those holdings amounted to 5.8% and 6.9%, respectively, of the Company’s investments in debt securities and 4.0% and 4.9%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
18

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Unrealized gains and losses on investments in unaffiliated common stocks and mutual funds are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$43,796	$317	$(583)	$43,530

Common stocks, unaffiliated	$126,553	$48,979	$(841)	$174,691
Common stocks, mutual funds	15,297	3,343	(193)	18,447
	$141,850	$52,322	$(1,034)	$193,138

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$20,208	$73	$(311)	$19,970

Common stocks, unaffiliated	$102,813	$21,928	$(1,285)	$123,456
Common stocks, mutual funds	15,935	2,533	(241)	18,227
	$118,748	$24,461	$(1,526)	$141,683
19

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2024
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$4,557	$(197)	$4,412
Debt securities issued by states of the U.S. and political subdivisions of the states	(6)	1,898	(1,686)	5,164
Non-U.S. government securities	(1,685)	14,944	(12,251)	48,470
Corporate securities	(16,006)	510,880	(183,652)	1,014,227
Commercial mortgage-backed securities(1)	(393)	16,589	(8,120)	151,406
Residential mortgage-backed securities(1)	(838)	38,486	(5,664)	57,984
Asset-backed securities(1)	(663)	27,171	(4,488)	78,481
Total	$(19,592)	$614,525	$(216,058)	$1,360,144

Preferred stocks	$(583)	$24,425	$—	$—

Common stocks, unaffiliated	$(841)	$7,529	$—	$—
Common stocks, mutual funds	(74)	2,549	(119)	1,364
Total	$(915)	$10,078	$(119)	$1,364
(1) Amounts relate to securities subject to SSAP 43R.
20

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2023
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(253)	$4,355
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	(1,674)	5,216
Non-U.S. government securities	(294)	4,206	(14,009)	65,793
Corporate securities	(7,462)	151,773	(167,417)	1,266,668
Commercial mortgage-backed securities(1)	(1,050)	16,767	(15,382)	211,186
Residential mortgage-backed securities(1)	(398)	19,356	(7,031)	77,918
Asset-backed securities(1)	(177)	16,604	(6,640)	135,737
Total	$(9,381)	$208,706	$(212,406)	$1,766,873

Preferred stocks	$(311)	$14,592	$—	$—

Common stocks, unaffiliated	$(1,285)	$33,108	$—	$—
Common stocks, mutual funds	—	—	(241)	3,069
Total	$(1,285)	$33,108	$(241)	$3,069
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities.
The aggregated unrealized loss is approximately 10.6% and 9.9% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 651 securities held that are considered temporarily impaired, 436 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 665 securities held that are considered temporarily impaired, 573 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.1 million, $6.0 million, and $1.3 million, for the years ended December 31, 2024, 2023 and 2022, respectively.
21

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:

761118-XQ-6	$36	$34	$2	$34	$34	12/31/2024
Total	XXX	XXX	$2	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$35,328	$35,278
After one through five	416,363	407,335
After five through ten	569,240	559,515
After ten	1,649,475	1,495,591
Mortgage-backed securities/asset-backed securities	520,967	504,852
Total	$3,191,373	$3,002,571

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2024, 2023, and 2022 were $257.9 million, $145.1 million, and $209.4 million; gross gains of $4.0 million, $1.3 million, and $1.6 million and gross
22

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

losses of $13.0 million, $4.6 million, and $6.0 million were realized on these sales in 2024, 2023 and 2022, respectively.
Proceeds from sales of investments in equity securities during 2024, 2023 and 2022 were $9.6 million, $3.8 million, and $1.1 million; gross gains of $0.6 million, $2.0 million, and $0.5 million and gross losses of $0.1 million, $0.0 million, and $0.0 million, were realized on these sales in 2024, 2023 and 2022, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Realized capital gains (losses)	$17,985	$(11,491)	$(14,600)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(1,968) in 2024, $(798) in 2023, and $(824) in 2022)	(7,403)	(3,003)	(3,101)
Less federal income tax expense (benefit) of realized capital gains (losses)	(1,707)	(1,348)	(756)
Net realized capital gains (losses)	$27,095	$(7,140)	$(10,743)

Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Debt securities	$159,283	$161,804	$149,296
Equity securities	8,690	5,789	5,350
Mortgage loans	21,306	22,540	24,098
Policy loans	4,728	4,383	3,906
Cash, cash equivalents and short-term investments	3,515	1,808	516
Other invested assets	(7,209)	(5,055)	(2,759)
Other	(1,875)	8	620
Gross investment income	188,438	191,277	181,027
Investment expenses	2,363	2,619	2,419
Net investment income	$186,075	$188,658	$178,608

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 72.8% of such mortgages, or $322.4 million, involved properties located in Ohio, Indiana, and Florida. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $70.9 million. During 2024, no loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.
23

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its mortgage loans. The Company updates and analyzes these indicators at least annually. 100.0% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 2.04 at December 31, 2024, based on the most recent data available.
Low Income Housing Tax Credits
The Company invests in Low Income Housing Tax Credits (LIHTCs) to maximize current tax benefits in the form of tax credits as well as to generate tax losses that may be used to reduce taxable income. The number of years remaining for the unexpired tax credits is 1 to 12 years. The mandatory holding period for the LIHTCs is 17 to 22 years. During 2024, the Company recognized LIHTCs and other tax benefits in the amount of $24.8 million. In 2023, the Company recognized LIHTCs and other tax benefits in the amount of $19.9 million. The book adjusted carry value, less encumbrances, of the Company’s LIHTCs is $114.6 million as of December 31, 2024, and $126.1 million as of December 31, 2023. Annual regulatory reviews are in place to ensure each property qualifies for the tax credits. In 2024, no impairments were recognized, while an impairment of $0.7 million was recognized in 2023.
See note 8 for discussion on future commitments to provide capital to the LIHTCs.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.

24

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company markets equity indexed annuities and universal life policies. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and Goldman Sachs Multi-Asset Equity index exposure embedded in these products with a net notional amount of $188.8 million and $192.2 million at December 31, 2024 and 2023, respectively. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500 and Goldman Sachs Multi-Asset Equity index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options through unrealized gains/losses and the related gains/losses from terminations, maturities or expirations through realized capital gains/losses. The change in fair value was $(1.6) million, $23.0 million, and $(27.0) million for the years ended December 31, 2024, 2023, and 2022, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $28.4 million, $(3.0) million, and $(9.9) million for the years ended December 31, 2024, 2023, and 2022, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2024 and 2023, $44.7 million and $36.3 million, respectively, of cash collateral has been posted to the Company. At December 31, 2024 and 2023, $0.0 million and $0.0 million, respectively, of cash collateral has been posted by the Company.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2024	2023
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$89,676	$90,942
Gross amounts offset	—	—
Net amount of assets	$89,676	$90,942

Derivative liabilities:
Gross amount of recognized liabilities	$(44,569)	$(49,884)
Gross amounts offset	—	—
Net amount of liabilities	$(44,569)	$(49,884)

25

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, preferred stock, and NAIC 6 rated industrial and miscellaneous bonds. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain call options. The fair values of these positions are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of fixed income residual tranches. These residual tranches represent equity interests in feeder funds and is stapled to fixed income notes. These investments have to be sold in the same proportion with the note. The Company's unfunded commitments for these investments are $0.8 million.
26

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities.
27

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
28

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Common stocks, unaffiliated	$159,228	$159,228	$—	$—	$—
Common stocks, mutual funds	18,447	18,447	—	—	—
Preferred stock	43,530	—	43,530	—	—
Other invested assets, fixed income residual tranche	8,573	—	—	—	8,573
Derivative assets	89,676	—	86,239	3,437	—
Separate account assets*	49,178	49,178	—	—	—
Total assets	$368,632	$226,853	$129,769	$3,437	$8,573

Liabilities:
Derivative liabilities	$(44,569)	$—	$(44,569)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

29

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, industrial and misc.	$582	$—	$582	$—	$—
Bonds, exchange traded funds	2,898	2,898	—	—	—
Common stocks, unaffiliated	107,910	107,910	—	—	—
Common stocks, mutual funds	18,227	18,227	—	—	—
Preferred stock	19,970	—	19,970	—	—
Derivative assets	90,942	—	88,424	2,518	—
Separate account assets*	44,623	44,623	—	—	—
Total assets	$285,152	$173,658	$108,976	$2,518	$—

Liabilities:
Derivative liabilities	$(49,884)	$—	$(49,884)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$2,518	$(450)	$883	$486	$—	$—	$3,437
30

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,689	$—	$—	$(1,203)	$486
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2023
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$1,718	$(1,040)	$719	$1,121	$—	$—	$2,518
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,504	$—	$—	$(383)	$1,121
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2024
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$3,437	Black-Scholes-Merton Model	Implied Volatility	7-36.3%
31

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

December 31, 2023
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$2,518	Black-Scholes-Merton Model	Implied Volatility	7-28.7%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.
The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
Assets:	(In Thousands)
Bonds	$3,191,373	$3,002,571	$5,296	$2,963,574	$33,701	$—
Common stock:
Unaffiliated**	174,691	174,691	174,691	—	—	—
Mutual funds	18,447	18,447	18,447	—	—	—
Preferred stock	43,530	43,530	—	43,530	—	—
Mortgage loans	443,193	417,571	—	—	417,571	—
Cash, cash equivalents and short-term investments	83,476	83,522	83,522	—	—	—
Other invested assets:
Surplus notes	77,913	73,479	—	73,479	—	—
Fixed income residual tranche	8,573	8,573	—	—	—	8,573
Securities lending reinvested collateral assets	—	—	—	—	—	—
Derivative assets	89,676	89,676	—	86,239	3,437	—
Separate account assets	75,030	72,536	49,842	22,694	—	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(639,335)	$(627,005)	$—	$—	$(627,005)	$—
Fixed-indexed annuity contracts	(171,337)	(162,903)	—	—	(162,903)	—
Derivative liabilities	(44,569)	(44,569)	—	(44,569)	—	—
Cash collateral payable	(44,680)	(44,680)	—	(44,680)	—	—
Securities lending liability	(122,858)	(122,858)	—	(122,858)	—	—
Separate account liabilities*	(25,289)	(24,482)	—	—	(24,482)	—

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
32

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
Assets:	(In Thousands)
Bonds	$3,227,935	$3,080,092	$8,197	$3,041,219	$30,676	$—
Common stock:
Unaffiliated**	123,456	123,456	123,456	—	—	—
Mutual funds	18,227	18,227	18,227	—	—	—
Preferred stock	19,970	19,970	—	19,970	—	—
Mortgage loans	470,567	436,200	—	—	436,200	—
Cash, cash equivalents and short-term investments	35,200	35,203	35,203	—	—	—
Other invested assets, surplus notes	78,636	76,749	—	76,749	—	—
Securities lending reinvested collateral assets	11,411	11,411	11,411	—	—	—
Derivative assets	90,942	90,942	—	88,424	2,518	—
Separate account assets	81,354	77,925	45,070	32,855	—	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(709,241)	$(697,630)	$—	$—	$(697,630)	$—
Fixed-indexed annuity contracts	(179,443)	(173,395)	—	—	(173,395)	—
Derivative liabilities	(49,884)	(49,884)	—	(49,884)	—	—
Cash collateral payable	(36,250)	(36,250)	—	(36,250)	—	—
Securities lending liability	(81,478)	(81,478)	—	(81,478)	—	—
Separate account liabilities*	(35,020)	(34,195)	—	—	(34,195)	—

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $9.8 million, $9.6 million, and $6.5 million in 2024, 2023 and 2022, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $99.6 million and $102.4 million at December 31, 2024 and 2023, respectively.
At December 31, 2024 and 2023, the Company had $117.1 million and $122.8 million, respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
In December 2022, the Company received a $50.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
33

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company did not have any significant amounts receivable from parent, subsidiaries and affiliates as of December 31, 2024 or 2023. The Company had $2.5 million and $6.1 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2024	2023
	(In Thousands)

Life and annuity reserves	$399,384	$421,094
Accident and health reserves	340	376
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$311,693	$308,613	$340,103
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(44,987)	(44,484)	(45,999)
Net premiums	$266,706	$264,129	$294,104
34

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	53,902	47,224	43,962
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	65,721	69,866	66,600
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	4,753	6,793	3,916
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements that had a significant impact on the financial statements.
At December 31, 2024, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2024, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated income tax return of Western and Southern. The Company had a net receivable (payable) from (to) Western and Southern in the amount of $3.3 million and $4.5 million as of December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future capital losses is $2.6 million, $0.0 million, and $0.0 million from 2024, 2023 and 2022, respectively.
35

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$79,407	$2,130	$81,537
(b)	Statutory valuation allowance adjustments	55,420	—	55,420
(c)	Adjusted gross deferred tax assets (a - b)	23,987	2,130	26,117
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	23,987	2,130	26,117
(f)	Deferred tax liabilities	12,589	13,528	26,117
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$11,398	$(11,398)	$—

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$75,171	$3,677	$78,848
(b)	Statutory valuation allowance adjustments	61,182	—	61,182
(c)	Adjusted gross deferred tax assets (a - b)	13,989	3,677	17,666
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	13,989	3,677	17,666
(f)	Deferred tax liabilities	10,135	7,531	17,666
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$3,854	$(3,854)	$—
36

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$4,236	$(1,547)	$2,689
(b)	Statutory valuation allowance adjustments	(5,762)	—	(5,762)
(c)	Adjusted gross deferred tax assets (a - b)	9,998	(1,547)	8,451
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	9,998	(1,547)	8,451
(f)	Deferred tax liabilities	2,454	5,997	8,451
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$7,544	$(7,544)	$—

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	76,377
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	23,987	2,130	26,117
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$23,987	$2,130	$26,117

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	72,529
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	13,989	3,677	17,666
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$13,989	$3,677	$17,666
37

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	3,848
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	9,998	(1,547)	8,451
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$9,998	$(1,547)	$8,451

		2024	2023

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	884%	878%

		12/31/2024
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$23,987	$2,130
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	8.15%
(c)	Net Admitted Adjusted Gross DTAs amount	$23,987	$2,130
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	8.15%

		12/31/2023
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$13,989	$3,677
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.82%
(c)	Net Admitted Adjusted Gross DTAs amount	$13,989	$3,677
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.82%
38

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		Change
		(5)	(6)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$9,998	$(1,547)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(12.67)%
(c)	Net admitted adjusted gross DTAs amount	$9,998	$(1,547)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(12.67)%
The Company’s tax planning strategies do not include the use of reinsurance.

39

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(19,185)	$(9,042)	$(14,295)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(19,185)	(9,042)	(14,295)
	(d)	Federal income tax on net capital gains	(1,707)	(1,348)	(756)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(20,892)	$(10,390)	$(15,051)

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	40,645	38,198	2,447
		(4) Investments	—	—	—
		(5) Deferred acquisition costs	31,305	29,450	1,855
		(6) Policyholder dividends accrual	924	1,116	(192)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	5,089	5,124	(35)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	1,133	918	215
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	311	365	(54)
		(99) Subtotal	79,407	75,171	4,236
	(b)	Statutory valuation allowance adjustment	55,420	61,182	(5,762)
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	23,987	13,989	9,998
	(e)	Capital
		(1) Investments	2,130	3,677	(1,547)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	2,130	3,677	(1,547)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	2,130	3,677	(1,547)
	(i)	Admitted deferred tax assets (2d + 2h)	$26,117	$17,666	$8,451
40

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$9,156	$6,255	$2,901
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	2,534	2,359	175
		(4) Policyholder reserves	899	1,521	(622)
		(5) Other	—	—	—
		(99) Subtotal	12,589	10,135	2,454
	(b)	Capital
		(1) Investments	13,528	7,531	5,997
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	13,528	7,531	5,997
	(c)	Deferred tax liabilities (3a99 + 3b99)	$26,117	$17,666	$8,451
(4)	Net deferred tax assets/liabilities (2i - 3c)		$—	$—	$—
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$(7,037)	21.00%	$1,039	21.00%	$(3,896)	21.00%
Dividends received deduction	(386)	1.15	(361)	(7.30)	(454)	2.45
Tax credits	(13,079)	39.03	(10,394)	(210.01)	(6,623)	35.70
Other invested assets and nonadmitted changes	215	(0.64)	1,608	32.50	103	(0.56)
Statutory valuation allowance	(5,762)	17.20	(11,883)	(240.09)	12,141	(65.45)
Other	(3,238)	9.66	(2,722)	(55.00)	(173)	0.94
Total statutory income taxes	$(29,287)	87.40%	$(22,713)	(458.90)%	$1,098	(5.92)%

Federal taxes incurred	$(20,892)	62.35%	$(10,390)	(209.92)%	$(15,051)	81.13%
Change in net deferred income taxes	(8,395)	25.05	(12,323)	(248.98)	16,149	(87.05)
Total statutory income taxes	$(29,287)	87.40%	$(22,713)	(458.90)%	$1,098	(5.92)%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
41

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is unable to pay dividends in 2025 without seeking prior regulatory approval due to having no earned surplus as of December 31, 2024.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2024, excluding those related to Low Income Housing Tax Credits, the Company has future commitments to provide additional capital contributions of $8.3 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $43.1 million of debt capital.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $33.3 million to joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

42

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$—	$25,289	$—	$25,289	4.5%
At book value less current surrender charge of 5% or more	111,538	—	—	111,538	19.7
At fair value	—	—	—	—	—
Total with adjustment or at fair value	111,538	25,289	—	136,827	24.2
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	397,864	—	—	397,864	70.3
Not subject to discretionary withdrawal	31,648	—	—	31,648	5.5
Total individual annuity reserves (before reinsurance)	541,050	25,289	—	566,339	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$541,050	$25,289	$—	$566,339
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$21,962	$—	$—	$21,962

43

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,107	$—	$—	$2,107	100.0%
Total group annuity reserves (before reinsurance)	2,107	—	—	2,107	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,107	$—	$—	$2,107

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$35,990	$—	$—	$35,990	10.7%
Not subject to discretionary withdrawal	301,271	—	—	301,271	89.3
Total deposit-type contract liability (before reinsurance)	337,261	—	—	337,261	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$337,261	$—	$—	$337,261

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
44

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	366,429	366,307	378,622	—	—	—
Universal life with secondary guarantees	460,790	414,226	1,214,320	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	815,419	698,548	735,791	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	346,170	360,119	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	3,198	3,207	5,621	49,173	49,099	48,838
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	167,618	XXX	XXX	—
Accidental death benefits	XXX	XXX	57	XXX	XXX	—
Disability - active lives	XXX	XXX	2,993	XXX	XXX	—
Disability - disabled lives	XXX	XXX	9,087	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,645,836	1,828,458	2,874,228	49,173	49,099	48,838
Reinsurance Ceded	—	—	48,381	—	—	—
Net life reserves	$1,645,836	$1,828,458	$2,825,847	$49,173	$49,099	$48,838
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $400.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
45

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

FHLB Capital Stock - General Account:

	December 31
	2024	2023
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$3,667	$3,656
Membership stock - Class B	—	—
Activity stock	11,406	11,154
Excess stock	390	736
Aggregate total	$15,463	$15,546
Actual or estimated borrowing capacity as determined by the insurer	$400,000	$370,000
Collateral Pledged to FHLB - General Account:

	2024				2023
				Borrowed				Borrowed
			Aggregate	at Time of			Aggregate	at Time of
	Fair	Carrying	Total	Maximum	Fair	Carrying	Total	Maximum
	Value	Value	Borrowing	Collateral	Value	Value	Borrowing	Collateral
	(In Thousands)
Total as of reporting date	$505,327	$536,435	$267,711	XXX	$528,991	$565,001	$262,111	XXX
Maximum during reporting period	537,158	579,419	XXX	263,611	513,665	567,814	XXX	281,064
Borrowing from FHLB - General Account:

	2024			2023
		Reserves	Maximum		Reserves
	At	Established	Amount	At	Established
	Reporting	at Reporting	During	Reporting	at Reporting
	Date	Date	Period	Date	Date
	(In Thousands)
Funding agreements	$267,711	$267,618	$263,611	$262,111	$262,051
Debt	—	XXX	12,133	—	XXX
Aggregate total	$267,711	$267,618	$275,744	$262,111	$262,051
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

46

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.

Information regarding the separate account of the Company as of and for the year ended December 31, 2024, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$259	$971	$1,230

Reserves for separate accounts with assets at:
Fair value	$—	$48,838	$48,838
Amortized cost	25,289	—	25,289
Total reserves	$25,289	$48,838	$74,127

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$25,289	$—	$25,289
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	48,838	48,838
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	25,289	48,838	74,127
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$25,289	$48,838	$74,127
47

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2024, is presented below:

2024
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$1,230
Transfers from separate accounts	13,492
Net transfers to (from) separate accounts	(12,262)

Reconciling adjustments:
Policy deductions and other expenses	131
Other account adjustments	(23)
Transfers as reported in the Summary of Operations of the Company	$(12,154)
11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2024, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$376	$41
Ordinary renewal	9,666	11,679
Total	$10,042	$11,720

48

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 15, 2025

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,009,144	$2,844,267
Preferred and common stocks	752,336	635,714
Investments in common stocks of subsidiaries	4,789,807	4,798,724
Mortgage loans	53,037	54,659
Policy loans	142,838	142,732
Real estate:
Properties held for the production of income	496	817
Properties occupied by the Company	23,040	24,182
Cash, cash equivalents and short-term investments	132,777	153,730
Receivable for securities	171	2,114
Securities lending reinvested collateral assets	—	30,767
Other invested assets	2,540,163	2,438,680
Total cash and invested assets	11,443,809	11,126,386

Investment income due and accrued	40,604	37,542
Premiums deferred and uncollected	46,609	46,707
Current federal income taxes recoverable	111,876	102,121
Receivables from parent, subsidiaries and affiliates	28,010	64,239
Other admitted assets	18,739	12,657
Separate account assets	1,214,528	1,137,428
Total admitted assets	$12,904,175	$12,527,080

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,853,065	$2,831,496
Accident and health reserves	146,066	144,794
Liability for deposit-type contracts	165,116	174,161
Policy and contract claims	46,954	49,917
Dividends payable to policyholders	33,900	31,187
Premiums received in advance	3,275	2,754
Total policy and contract liabilities	3,248,376	3,234,309

General expense due and accrued	75,022	51,754
Net deferred income tax liability	16,065	7,984
Transfer to (from) separate accounts due and accrued, net	(6)	(22)
Asset valuation reserve	392,287	327,391
Interest maintenance reserve	40,607	49,848
Other liabilities	461,452	515,377
Liability for postretirement benefits other than pensions	77,255	93,081
Payable for securities lending	111,893	76,738
Separate account liabilities	1,214,528	1,137,428
Total liabilities	5,637,479	5,493,888

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,788	995,644
Paid-in surplus	802,103	757,103
Accumulated surplus	5,466,305	5,277,945
Total capital and surplus	7,266,696	7,033,192
Total liabilities and capital and surplus	$12,904,175	$12,527,080
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$199,298	$212,486	$214,967
Net investment income	677,438	590,763	481,052
Considerations for supplementary contracts with life contingencies	—	—	31
Amortization of the interest maintenance reserve	6,408	6,812	6,802
Commissions and expenses on reinsurance ceded	1,081	1,075	1,061
Other revenues	121	336	209
Total premiums and other revenues	884,346	811,472	704,122

Benefits paid or provided:
Death benefits	127,921	129,169	143,821
Annuity benefits	48,616	117,163	52,603
Disability and accident and health benefits	10,603	11,899	10,903
Surrender benefits	52,143	46,428	40,283
Payments on supplementary contracts with life contingencies	195	202	237
Other benefits	2,215	3,489	2,537
Increase in policy reserves and other policyholders’ funds	28,004	42,911	(91,642)
Total benefits paid or provided	269,697	351,261	158,742

Insurance expenses and other deductions:
Commissions	15,691	16,784	14,795
General expenses	170,899	158,625	146,735
Net transfers to (from) separate account	(49,028)	(117,344)	(52,808)
Reserve adjustments on reinsurance assumed	(38)	(74)	48
Other deductions	37,805	42,720	(52,197)
Total insurance expenses and other deductions	175,329	100,711	56,573

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	439,320	359,500	488,807

Dividends to policyholders	42,300	41,140	47,950
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	397,020	318,360	440,857
Federal income tax expense (benefit), excluding tax on capital gains	(26,312)	(47,089)	34,062
Gain (loss) from operations before net realized capital gains (losses)	423,332	365,449	406,795
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(22,098)	(16,061)	(3,985)
Net income (loss)	$401,234	$349,388	$402,810
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$2,500	$1,412,457	$5,341,173	$6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	2,500	1,602,602	5,295,963	6,901,065
Net income (loss)	—	—	349,388	349,388
Change in net deferred income tax	—	—	(11,576)	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($21,887))	—	—	(162,717)	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	—	—	913	913
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(19,841)	(19,841)
Change in asset valuation reserve	—	—	42,615	42,615
Dividends to stockholder	—	—	(245,000)	(245,000)
Change in unrecognized post retirement benefit obligation	—	—	28,200	28,200
Capital contribution	—	150,000	—	150,000
Balance, December 31, 2023	2,500	1,752,747	5,277,945	7,033,192
Net income (loss)	—	—	401,234	401,234
Change in net deferred income tax	—	—	22,752	22,752
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,833)	—	—	2,319	2,319
Change in net unrealized foreign exchange capital gain (loss)	—	—	(851)	(851)
Change in surplus notes	—	144	—	144
Net change in nonadmitted assets and related items	—	—	(115,007)	(115,007)
Change in asset valuation reserve	—	—	(64,896)	(64,896)
Cumulative effects of change in accounting principle	—	—		—
Dividends to stockholder	—	—	(155,000)	(155,000)
Change in unrecognized post retirement benefit obligation	—	—	97,809	97,809
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2024	$2,500	$1,797,891	$5,466,305	$7,266,696
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$201,328	$213,828	$216,066
Net investment income received	586,759	488,006	361,478
Benefits paid	(250,226)	(317,916)	(258,418)
Net transfers from (to) separate accounts	49,045	117,331	52,812
Commissions and expense paid	(167,432)	(169,178)	(218,473)
Dividends paid to policyholders	(39,587)	(43,947)	(46,770)
Federal income taxes recovered (paid)	12,654	(18,157)	(75,259)
Other, net	1,199	1,409	1,269
Net cash from (for) operations	393,740	271,376	32,705

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	484,012	179,708	561,910
Preferred and common stocks	219,933	325,142	396,955
Mortgage loans	1,579	1,182	1,107
Real estate	469	—	—
Other invested assets	499,058	392,898	291,307
Net gains (losses) on cash, cash equivalents and short-term investments	(40)	(34)	(18)
Miscellaneous proceeds	32,710	2,004	19,350
Net proceeds from investments sold, matured or repaid	1,237,721	900,900	1,270,611

Cost of investments acquired:
Debt securities	(698,555)	(124,749)	(462,989)
Preferred and common stocks	(159,990)	(379,334)	(816,114)
Real estate	(2,155)	(2,456)	(5,348)
Other invested assets	(622,079)	(439,178)	(563,986)
Miscellaneous applications	(896)	(12,988)	(830)
Total cost of investments acquired	(1,483,675)	(958,705)	(1,849,267)

Net change in policy and other loans	(106)	(239)	2,815
Net cash from (for) investments	(246,060)	(58,044)	(575,841)

Financing activities
Surplus notes, capital notes	—	145	—
Capital and paid in surplus, less treasury stock	45,000	150,000	190,000
Borrowed funds	(82,495)	60,666	48,967
Net deposits on deposit-type contract funds and other insurance liabilities	(9,045)	(9,036)	(6,171)
Dividends paid to stockholder	(155,000)	(245,000)	—
Other cash provided (applied)	32,907	(38,856)	(25,207)
Net cash from (for) financing and miscellaneous sources	(168,633)	(82,081)	207,589

Net change in cash, cash equivalents and short-term investments	(20,953)	131,251	(335,547)
Cash, cash equivalents and short-term investments:
Beginning of year	153,730	22,479	358,026
End of year	$132,777	$153,730	$22,479

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$39,682	$50,000	$—
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$(50,000)	$—
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2024, approximately 68.8% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,766.7 million and $1,801.4 million were allocated to the Closed Block as of December 31, 2024 and 2023, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $124.5 million and $106.2 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2024	2023
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.3%	5.7%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.6
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.7	15.4
1980 Commissioners Standard Ordinary, 4% - 6%	40.1	40.6
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	28.6	26.8
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.1
Other, 2-1/2% - 6%	0.9	0.9
	99.1	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.9	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024 and 2023, reserves of $10.6 million and $13.2 million, respectively, were recorded on in-force amounts of $735.0 million and $774.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024 and 2023. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation, of which the fair value was $108.9 million and $7.0 million in the general and separate account, respectively. At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

which the fair value was $74.5 million and $23.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $111.5 million and $45.5 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $30.8 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral in the general account was $111.5 million and $76.3 million, respectively. The fair value of the total collateral in the separate account was $7.2 million and $24.1 million at December 31, 2024 and 2023, respectively, which was all managed by an unaffiliated agent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	53,377	53,377
31 to 60 days	3,600	3,600
61 to 90 days	—	—
91 to 120 days	958	960
121 to 180 days	5,339	5,341
181 to 365 days	14,159	14,165
1 to 2 years	14,761	14,782
2 to 3 years	2,317	2,317
Greater than 3 years	16,951	16,951
Total collateral	$111,462	$111,493
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $111.9 million and $7.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no significant accounting changes in 2024, 2023, or 2022.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2024	$378,219	$94,555	$1,065,422	35.5%
2023	472,774	94,555	1,121,475	42.2
The adjusted company surplus as of the last reported period was calculated as follows:

	2024	2023
	(In Thousands)

Company Surplus as of September 30	$7,311,030	$6,672,215
Less September 30 electronic data processing	16,380	10,441
Less September 30 net deferred tax assets	—	38,823
Less September 30 net positive goodwill	401,858	496,412
Adjusted Company surplus as of September 30	$6,892,792	$6,126,539
Admitted goodwill as a percentage of adjusted surplus	5.5%	7.7%
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402

At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,882	$—	$(287)	$18,595
Debt securities issued by states of the U.S. and political subdivisions of the states	9,810	401	—	10,211
Non-U.S. government securities	61,405	1,069	(12,055)	50,419
Corporate securities	2,516,971	94,263	(172,694)	2,438,540
Commercial mortgage-backed securities	22,356	42	(4,483)	17,915
Residential mortgage-backed securities	109,326	2,867	(10,142)	102,051
Asset-backed securities	105,517	2,356	(4,585)	103,288
Total	$2,844,267	$100,998	$(204,246)	$2,741,019
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $118.6 million and $185.7 million, respectively, and an aggregate fair value of $114.8 million and $177.2 million, respectively. As of December 31, 2024 and 2023, such holdings amounted to 3.9% and 6.5%, respectively, of the Company’s investments in debt securities and 0.9% and 1.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$53,381	$1,804	$(406)	$54,779

Common stocks, unaffiliated	$206,721	$163,213	$(1,346)	$368,588
Common stocks, mutual funds	190,611	21,865	(129)	212,347
Common stocks, subsidiaries	4,024,050	942,652	(167,978)	4,798,724
	$4,421,382	$1,127,730	$(169,453)	$5,379,659

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(287)	$5,574
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(12,055)	39,135
Corporate securities	(1,056)	70,371	(171,638)	1,143,248
Commercial mortgage-backed securities(1)	—	—	(4,483)	16,622
Residential mortgage-backed securities(1)	(118)	5,364	(10,024)	76,108
Asset-backed securities(1)	(105)	4,776	(4,480)	66,938
Total	$(1,279)	$80,511	$(202,967)	$1,347,625

Preferred stocks	$(406)	$11,144	$—	$—

Common stocks, unaffiliated	$(1,346)	$22,807	$—	$—
Common stocks, mutual funds	(129)	5,865	—	—
Total	$(1,475)	$28,672	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.2% and 12.3% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 458 securities held that are considered temporarily impaired, 299 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 424 securities held that were considered temporarily impaired, 346 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.6 million, $20.1 million and $12.4 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:
761118-XQ-6	$156	$149	$7	$149	$149	12/31/2024
Total	XXX	XXX	$7	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$40,164	$40,007
After one through five	273,756	276,331
After five through ten	372,882	377,098
After ten	2,112,021	1,926,053
Mortgage-backed securities/asset-backed securities	210,321	195,913
Total	$3,009,144	$2,815,402
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Proceeds from sales of investments in debt securities during 2024, 2023 and 2022 were $211.5 million, $60.6 million, and $248.3 million; gross gains of $6.4 million, $0.6 million, and $5.1 million and gross losses of $10.7 million, $1.5 million, and $1.0 million were realized on these sales in 2024, 2023 and 2022, respectively.
Proceeds from the sales of investments in equity securities during 2024, 2023 and 2022 were $313.3 million, $357.2 million, and $372.1 million; gross gains of $45.5 million, $80.7 million, and $67.6 million and gross losses of $1.9 million, $12.4 million, and $22.3 million were realized on these sales in 2024, 2023 and 2022, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Realized capital gains (losses)	$(21,027)	$(17,404)	$10,230
Less amount transferred to IMR (net of related taxes (benefits) of $(753) in 2024, $(183) in 2023, and $1,327 in 2022)	(2,833)	(689)	4,993
Less federal income tax expense (benefit) of realized capital gains (losses)	3,904	(654)	9,222
Net realized capital gains (losses)	$(22,098)	$(16,061)	$(3,985)
Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Debt securities	$144,410	$145,319	$141,466
Equity securities	427,980	294,929	107,536
Mortgage loans	2,231	2,273	2,318
Real estate	10,597	10,536	9,982
Policy loans	10,699	10,582	10,704
Cash, cash equivalents and short-term investments	5,915	2,588	1,567
Other invested assets	144,311	195,684	274,692
Other	233	621	252
Gross investment income	746,376	662,532	548,517
Investment expenses	68,938	71,769	67,465
Net investment income	$677,438	$590,763	$481,052
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 80.1% of such mortgages, or $42.5 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.8 million. During 2024, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.9 years. The Company's unfunded commitment for these investments is $44.7 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $11.25. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, exchange traded funds	$151,108	$151,108	$—	$—	$—
Common stocks, unaffiliated	368,588	348,596	—	17,110	2,882
Common stocks, mutual funds	212,347	212,347	—	—	—
Preferred stocks	54,779	—	40,161	14,618	—
Other invested assets, fixed income residual tranche	28,626	—	28,626	—	—
Separate account assets	1,137,428	731,114	125,126	23,734	257,454
Total assets	$1,952,876	$1,443,165	$193,913	$55,462	$260,336

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024 are as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total assets	$26,998	$—	$(3,490)	$—	$23,508

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability )as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2023
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$23,394	$—	$(6,284)	$—	$—	$—	$—	$17,110
Preferred stocks	15,597	—	(1,979)	—	1,000	—	—	14,618
Separate account assets	—	—	—	—	—	23,734	—	23,734
Total assets	$38,991	$—	$(8,263)	$—	$1,000	$23,734	$—	$55,462

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to using a pricing source with unobservable inputs.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,000	—	—	—	1,000
Separate account assets	—	—	—	—	—
Total Assets	$1,000	$—	$—	$—	$1,000

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,844,267	$2,741,019	$156,682	$2,577,577	$6,760	$—
Common stock:
Unaffiliated	368,588	368,588	348,596	—	17,110	2,882
Mutual funds	212,347	212,347	212,347	—	—	—
Preferred stock	54,779	54,779	—	40,161	14,618	—
Mortgage loans	54,659	49,978	—	—	49,978	—
Cash, cash equivalents and short-term investments	153,730	153,733	153,733	—	—	—
Other invested assets:
Surplus notes	38,977	37,495	—	37,495	—	—
Fixed income residual tranche	28,626	28,626	—	28,626	—	—
Securities lending reinvested collateral assets	30,767	30,767	30,767	—	—	—
Separate account assets	1,137,428	1,137,428	731,114	125,126	23,734	257,454

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,476)	$(2,417)	$—	$—	$(2,417)	$—
Securities lending liability	(76,738)	(76,738)	—	(76,738)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2024, are $1.3 billion and $2.0 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2024	2023
	(In Thousands)
Integrity:
Admitted Assets	$8,623,981	$9,057,180
Liabilities	7,349,809	7,729,686
Statutory Surplus	$1,274,172	$1,327,494
Net Income	$118,052	$28,010

WSLAC:
Admitted Assets	$35,071,019	$30,938,412
Liabilities	33,045,720	28,998,249
Statutory Surplus	$2,025,299	$1,940,163
Net Income	$248,976	$(62,605)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $30.6 million, $26.0 million, and $18.1 million in 2024, 2023 and 2022, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $300.6 million and $259.9 million at December 31, 2024 and 2023, respectively.
At December 31, 2024 and 2023, the Company had $217.1 million and $294.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $611.2 million and $630.6 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $1,339.4 million and $1,255.8 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $72.2 million as of December 31, 2024 and 2023, respectively. The loan is in the form of a line of credit that can be drawn up to $100.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
In December 2022, the Company received a $190.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
The Company had $28.0 million and $64.2 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $2.8 million and $0.3 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $399.7 million and $421.5 million at December 31, 2024 and 2023, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.8 million at December 31, 2024 and 2023, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$205,460	$218,455	$220,548
Assumed premiums:
Affiliates	1,129	1,074	1,185
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,291)	(7,043)	(6,766)
Net premiums	$199,298	$212,486	$214,967
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	3,814	3,846	2,401
Policy and contract liabilities:
Affiliates	399,724	421,470	443,797
Nonaffiliates	34,169	33,465	30,758
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	544	118	221
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2024, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2024, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $111.9 million and $102.1 million at December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future capital losses is $3.9 million, $0.0 million, and $27.6 million from 2024, 2023 and 2022, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,714	$8,217	$211,931
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,714	8,217	211,931
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,714	8,217	211,931
(f)	Deferred tax liabilities	168,514	51,401	219,915
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$35,200	$(43,184)	$(7,984)

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$97,112	$(873)	$96,239
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	97,112	(873)	96,239
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	97,112	(873)	96,239
(f)	Deferred tax liabilities	87,791	16,529	104,320
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$9,321	$(17,402)	$(8,081)

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,217	$8,217
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	20,977	—	20,977
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	20,977	—	20,977
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	934,023
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	182,737	—	182,737
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,714	$8,217	$211,931

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(873)	$(873)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	5,847	—	5,847
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	5,847	—	5,847
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	112,486
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	91,265	—	91,265
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$97,112	$(873)	$96,239

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	881%	879%

		12/31/2024
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,714	$8,217
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%
(c)	Net admitted adjusted gross DTAs amount	$203,714	$8,217
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$97,112	$(873)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
(c)	Net admitted adjusted gross DTAs amount	$97,112	$(873)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(26,492)	$(47,285)	$33,781
	(b)	Foreign	180	196	281
	(c)	Subtotal	(26,312)	(47,089)	34,062
	(d)	Federal income tax on net capital gains	3,904	(654)	9,222
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(22,408)	$(47,743)	$43,284

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	31,003	31,053	(50)
		(4) Investments	22,497	26,058	(3,561)
		(5) Deferred acquisition costs	20,126	19,527	599
		(6) Policyholder dividends accrual	3,642	3,133	509
		(7) Fixed assets	4,237	—	4,237
		(8) Compensation and benefits accrual	114,283	45,514	68,769
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	101,050	74,438	26,612
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3,988	3,991	(3)
		(99) Subtotal	300,826	203,714	97,112
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	300,826	203,714	97,112
	(e)	Capital
		(1) Investments	7,344	8,217	(873)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	7,344	8,217	(873)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	7,344	8,217	(873)
	(i)	Admitted deferred tax assets (2d + 2h)	$308,170	$211,931	$96,239

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$155,101	$153,049	$2,052
		(2) Fixed assets	—	6,054	(6,054)
		(3) Deferred and uncollected premium	6,725	7,264	(539)
		(4) Policyholder reserves	547	1,095	(548)
		(5) Other	93,932	1,052	92,880
		(99) Subtotal	256,305	168,514	87,791
	(b)	Capital
		(1) Investments	67,930	51,401	16,529
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	67,930	51,401	16,529
	(c)	Deferred tax liabilities (3a99 + 3b99)	$324,235	$219,915	$104,320
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(16,065)	$(7,984)	$(8,081)
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$79,533	21.00%	$63,345	21.00%	$94,728	21.00%
Dividends received deduction	(1,131)	(0.30)	(2,781)	(0.93)	(3,577)	(0.79)
Tax credits	(180)	(0.05)	(195)	(0.06)	652	0.14
Other invested assets and nonadmitted change	(7,879)	(2.08)	39,127	12.97	2,072	0.46
Affiliated income	(85,050)	(22.46)	(57,750)	(19.15)	—	—
Nonadmitted pension asset	(28,455)	(7.51)	(34,098)	(11.30)	—	—
Other	(1,998)	(0.53)	(43,815)	(14.52)	(6,506)	(1.44)
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%

Federal and foreign taxes incurred	$(22,408)	(5.92)%	$(47,743)	(15.83)%	$43,284	9.60%
Change in net deferred income taxes	(22,752)	(6.01)	11,576	3.84	44,085	9.77
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.”

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $726.7 million by the end of 2025 without seeking prior regulatory approval based on capital and surplus of $7,266.7 million at December 31, 2024.
The Company currently has the following outstanding surplus notes:

	2024	2023
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,946	$497,861
2021 Notes, 3.75% interest rate, due 2061	497,842	497,783
Total carrying value of surplus notes	$995,788	$995,644

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2024 and 2023, respectively. Life-to-date interest expense recognized December 31, 2024, was $219.6 million. There has been no principal paid as of December 31, 2024. As of December 31, 2024, there was unapproved interest of $3.2 million related to 2024 that will come due in 2025. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $506.3 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$52,204	$—	$—	$52,204	95.6%
Not subject to discretionary withdrawal	2,382	—	—	2,382	4.4
Total individual annuity reserves (before reinsurance)	54,586	—	—	54,586	100.0%
Reinsurance ceded	51,170	—	—	51,170
Net individual annuity reserves	$3,416	$—	$—	$3,416

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,107	$—	$1,207,335	$1,209,442	100.0%
Total group annuity reserves (before reinsurance)	2,107	—	1,207,335	1,209,442	100.0%
Reinsurance ceded	2,107	—	—	2,107
Net group annuity reserves	$—	$—	$1,207,335	$1,207,335

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$181,168	$—	$—	$181,168	98.4%
Not subject to discretionary withdrawal	2,904	—	—	2,904	1.6
Total deposit-type contract liability (before reinsurance)	184,072	—	—	184,072	100.0%
Reinsurance ceded	18,955	—	—	18,955
Total deposit-type contract liability	$165,117	$—	$—	$165,117
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,386	3,153,769	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,573	XXX	XXX	—
Disability - active lives	XXX	XXX	3,746	XXX	XXX	—
Disability - disabled lives	XXX	XXX	17,272	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,386	3,178,360	—	—	—
Reinsurance Ceded	—	—	328,711	—	—	—
Net life reserves	$—	$2,832,386	$2,849,649	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$874,864	$883,366	$93,059	$94,468
Service cost	22,812	20,373	46	79
Interest cost	42,679	45,899	3,848	4,719
Contribution by plan participants	—	—	4,611	4,457
Actuarial (gain) loss	(55,528)	42,624	(12,496)	1,648
Benefits paid	(51,421)	(54,372)	(11,813)	(12,312)
Plan amendments	—	—	—	—
Settlements	—	(63,026)	—	—
Benefit obligation at end of year	$833,406	$874,864	$77,255	$93,059

Change in plan assets:
Fair value of plan assets at beginning of year	$1,113,295	$1,070,044	$—	$—
Actual return on plan assets	145,461	160,648	—	—
Employer contribution	—	—	7,202	7,854
Plan participants’ contributions	—	—	4,611	4,457
Benefits paid	(51,421)	(54,371)	(11,813)	(12,311)
Settlements	—	(63,026)	—	—
Fair value of plan assets at end of year	$1,207,335	$1,113,295	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$373,929	$238,431	$(77,255)	$(93,059)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$373,929	$238,431	$(77,255)	$(93,059)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$767,401	$796,625	$77,255	$93,059

*Nonadmitted if overfunded

	Pension Benefits
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$22,812	$20,373	$33,641
Interest cost	42,679	45,899	29,615
Expected return on plan assets	(81,521)	(75,560)	(91,126)
Amount of recognized gains and losses	—	4,173	9,867
Amount of prior service cost recognized	531	531	476
Total net periodic benefit cost (benefit)	$(15,499)	$(4,584)	$(17,527)

	Postretirement Medical
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$46	$79	$163
Interest cost	3,848	4,719	2,921
Amount of recognized gains and losses	(13,196)	(11,306)	(6,777)
Amount of prior service cost recognized	—	—	(1,392)
Total net periodic benefit cost (benefit)	$(9,302)	$(6,508)	$(5,085)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$101,977	$149,145	$(62,593)	$(75,546)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(119,468)	(42,464)	(12,495)	1,647
Net gain and loss recognized	—	(4,173)	13,195	11,306
Items not yet recognized as a component of net periodic cost - current year	$(18,022)	$101,977	$(61,893)	$(62,593)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.13%	5.46%	5.07%	5.43%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.72%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $373.9 million and $238.4 million at December 31, 2024 and 2023, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 5.13% at December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024. The discount rate was decreased from 5.46% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

December 31, 2022, to 5.13% at December 31, 2023. This resulted in a $34.2 million increase in the pension benefit obligation in 2023.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2024 and 2023, and the target allocation for 2024 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2024	2024	2023
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	11
Short-term investments	2	—	—
Other	25	19	24
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2023:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,209	$—	$2,209	$—
Corporate securities	103,856	—	103,856	—
Residential mortgage-backed securities	701	—	701	—
Asset-backed securities	10,936	—	10,936	—
Equity securities:
Common equity	604,439	560,335	44,104	—
Mutual funds	116,393	116,393	—	—
Preferred stock	2,765	—	2,765	—
Other invested assets:
Private equity and fixed income funds	213,350	—	213,350	—
Surplus notes	2,711	—	2,711	—
Real estate	23,734	—	—	23,734
Other assets	56,334	54,386	1,948	—
Total plan assets	$1,137,428	$731,114	$382,580	$23,734
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2024, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2025. The rate was assumed to decrease gradually to 4.75 percent for 2032 and remain at that level thereafter.
At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, and $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2023, the assets of the Company’s pension include approximately $52.7 million invested in the Touchstone Family of Funds, which are administered by the Company, $240.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024, future benefit payments for the pension plan are expected as follows (in millions):

2025	$54.5
2026	55.2
2027	56.2
2028	57.1
2029	58.0
Five years thereafter	302.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2025	$7.4
2026	7.0
2027	6.7
2028	6.4
2029	6.3
Five years thereafter	28.8
The Company did not make any contributions to the pension plan in 2024 and 2023. The Company does not expect to make contributions to the pension plan during 2025.
In 2023, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with its pension benefit obligations in the amount of $54.6 million, which is included in the Settlements line in the change in projected benefits obligation table.
The Company made contributions to the postretirement medical plan of $7.2 million in 2024 and expects to contribute $62.5 million between 2025 and 2034, inclusive. The Company received no subsidies in 2024. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.9 million, $5.7 million, and $5.0 million for 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2024, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,975	$250
Ordinary renewal	62,826	45,668
Accident and health renewal	308	268
Assumed investment type-contracts	423	423
Total	$66,532	$46,609